SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

VALERITAS HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VALERITAS HOLDINGS, INC.
750 Route 202 South, Suite 600
Bridgewater, New Jersey 08807

April 9, 2019

Dear Stockholder,

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Valeritas Holdings, Inc. (“Valeritas” or the “Company”) that will be held on Thursday, May 16, 2019 at 9 a.m. EST, at the offices of DLA Piper LLP (US) at 51 John F. Kennedy Parkway, Suite 120, Short Hills, NJ 07078.

Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2018 Annual Report. We encourage you to read this information carefully.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card, if you have requested one. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions in the Proxy Materials you received in the mail regarding each of these voting options.

Thank you for your ongoing support of Valeritas.

Very truly yours,

/s/ John E. Timberlake
John E. Timberlake
Chief Executive Officer and President

VALERITAS HOLDINGS, INC.
750 Route 202 South, Suite 600
Bridgewater, New Jersey 08807

NOTICE OF
2019 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Thursday, May 16, 2019 at 9 a.m. EST.

Place:	The offices of DLA Piper LLP (US) at 51 John F. Kennedy Parkway, Suite 120, Short Hills, NJ 07078.

Items of Business:
(1) To approve the adoption of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of at least 1-for-2 and up to 1-for-20, with the exact ratio within the foregoing range to be determined by the board of directors.

(2) To approve, pursuant to Nasdaq Listing Rule 5635(b) and 5635(d), of the potential issuance of additional shares of common stock to Aspire Capital.
(3) To approve the Amended and Restated Valeritas Holdings, Inc. Employee Stock Purchase Plan.

(4) To elect two directors named in the proxy statement accompanying this notice to serve as a Class III director until the annual meeting held in 2022 and until their successors are duly elected and qualified.

(5) To ratify the appointment of Friedman LLP as Valeritas Holdings, Inc.’s independent registered public accounting firm for the year ending December 31, 2019.
(6) To transact such other business as may properly come before the annual meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.

Adjournments and Postponements:
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 8, 2019.

Voting:
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section herein entitled “Questions and Answers About Procedural Matters.”

By order of the board of directors,

/s/ Erick Lucera
Erick Lucera
Secretary

This notice of annual meeting, proxy statement and accompanying form of proxy card are being made available on or about April 9, 2019.

Proxy Statement Table of Contents

PROXY STATEMENT	1

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS	1

PROPOSAL 1: APPROVAL OF REVERSE STOCK SPLIT	7

PROPOSAL 2: APPROVAL, PURSUANT TO NASDAQ LISTING RULE 5635(b) AND 5635(d), OF THE POTENTIAL ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK TO ASPIRE CAPITAL	13

PROPOSAL 3: APPROVAL OF THE AMENDED AND RESTATED VALERITAS HOLDINGS, INC. EMPLOYEE STOCK PURCHASE PLAN	16

PROPOSAL 4: ELECTION OF DIRECTORS	21

PROPOSAL 5: THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

CORPORATE GOVERNANCE VALERITAS HOLDINGS, INC.	26

EXECUTIVE OFFICERS AND KEY PERSONNEL	32

EXECUTIVE COMPENSATION	34

COMPENSATION COMMITTEE REPORT	45

BENEFICIAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	46

EQUITY COMPENSATION PLAN INFORMATION	49

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	50

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE	52

AUDIT COMMITTEE REPORT	53

OTHER MATTERS	54

APPENDIX A: Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation	55

APPENDIX B: Amended and Restated Valeritas Holdings, Inc. Employee Stock Purchase Plan	56

PROXY CARD

i

VALERITAS HOLDINGS, INC.
750 Route 202, Suite 600
Bridgewater, New Jersey 08807

PROXY STATEMENT FOR 2019 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with solicitation of proxies by our board of directors for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9 a.m. EST local time on Thursday, May 16, 2019, and any postponements or adjournments thereof. The Annual Meeting will be held at the offices of DLA Piper LLP (US) at 51 John F. Kennedy Parkway, Suite 120, Short Hills, NJ 07078. As used in this proxy statement, the terms “Valeritas,” “we,” “us,” and “our” mean Valeritas Holdings, Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:	Why am I receiving these proxy materials?

A:
Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Thursday, May 16, 2019 at 9 a.m. EST, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. We intend to mail the notice of Annual Meeting, this proxy statement, accompanying form of proxy card, and our 2018 Annual Report on Form 10-K to you on or about April 12, 2019. This proxy statement includes information that we are required to provide to you by the Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares.

Q:	What is included in the proxy materials?

A:	The proxy materials include:
•	This proxy statement for the Annual Meeting;
•	Our 2018 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2018; and
•	The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:	How can I get electronic access to the proxy materials?

A:
Our proxy materials are available at www.valeritas.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

Q:	What information is contained in this proxy statement?

A:
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:	Where is the Annual Meeting?

A:	The Annual Meeting will be held at the offices of DLA Piper LLP (US) at 51 John F. Kennedy Parkway, Suite 120, Short Hills, NJ 07078.

Q:	Can I attend the Annual Meeting?

A:
You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of April 8, 2019, the Record Date. Admission will begin at 8:15 a.m. EST on the date of the Annual Meeting, and you must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The Annual Meeting will begin promptly at 9 a.m. EST.

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Stockholders of record - If your shares are registered directly in your name with our transfer agent, West Coast Stock Transfer, Inc., you are considered, with respect to those shares, the “stockholder of record,” and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial owners - Many Valeritas stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.
As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and the Delaware General Corporation Law, or the DGCL. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as stockholder withholding with respect to a particular matter.

Under the DGCL, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:	Who is entitled to vote at the Annual Meeting?

A:
Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 102,893,375 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Valeritas will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:	How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Stockholder of record - If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

Via the Internet - You may vote by proxy via the Internet by following the instructions provided in the proxy card.

By Telephone - You may vote by proxy by telephone by calling the toll free number found on the proxy card.

By Mail - You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Beneficial owners - If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to information forwarded by your bank or broker to see which voting options are available to you.

Q:	What proposals will be voted on at the Annual Meeting?

A:	At the Annual Meeting, stockholders will be asked to vote:

(1)
To approve the adoption of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of at least 1-for-2 and up to 1-for-20, with the exact ratio within the foregoing range to be determined by our board of directors.

(2)	To approve, pursuant to Nasdaq Listing Rules 5635(b) and 5635(d), the potential issuance of additional shares of common stock to Aspire Capital.

(3)	To approve the Amended and Restated Valeritas Holdings, Inc. Employee Stock Purchase Plan.

(4)
To elect two directors named in the proxy statement accompanying this notice to serve as Class III directors until the annual meeting held in 2022 and until their successors are duly elected and qualified.

(5)	To ratify the appointment of Friedman LLP as Valeritas Holdings, Inc.’s independent registered public accounting firm for the year ending December 31, 2019.

(6)	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Q:	What is the voting requirement to approve each of the proposals?

A:
Proposal One – The affirmative vote of the holders of a majority of the shares of common stock outstanding as of the Record Date is required to approve the adoption of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of at least 1-for-2 and up to 1-for-20, with the exact ratio within the foregoing range to be determined by our board of directors. Abstentions will have the effect of a vote against this proposal. Brokers are authorized to vote without instructions on this proposal.

Proposal Two – The affirmative vote of a majority of votes cast is required is required to approve, pursuant to Nasdaq Listing Rules 5635(b) and 5635(d), the potential issuance of additional shares of common stock to Aspire Capital. Abstentions from voting are counted as “votes cast” and therefore have the same effect as a vote against this proposal. Brokers are not authorized to vote without instructions on this proposal and broker non-votes will have no effect on the outcome of this proposal.

Proposal Three – The affirmative vote of a majority of votes cast is required is required to approve the Amended and Restated Valeritas Holdings, Inc. Employee Stock Purchase Plan. Abstentions from voting are counted as “votes cast” and therefore have the same effect as a vote against this proposal. Brokers are not authorized to vote without instructions on this proposal and broker non-votes will have no effect on the outcome of this proposal.

Proposal Four – The election of a director requires a plurality vote of the votes cast at the Annual Meeting. “Plurality” means that the individual who receives the largest number of votes cast “for” is elected as a director, however, a nominee is not required to receive a majority of votes “for”. As a result, any shares not voted “for” the nominee will not be counted in the nominee’s favor. Brokers are not authorized to vote without instructions on this proposal.

Proposal Five – The affirmative vote of a majority of votes cast is required to ratify the appointment of Friedman LLP as our independent registered public accounting firm. Abstentions from voting are counted as “votes cast” and therefore have the same effect as a vote against this proposal. Brokers are authorized to vote without instructions on this proposal.

Q:	How does the Board of directors recommend that I vote?

A:	Our board of directors unanimously recommends that you vote your shares “FOR” each of the foregoing proposals set forth herein.

Q:	What happens if I do not give specific voting instructions?

A:	Stockholder of record - If you are a stockholder of record and you:

Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors; or

Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners - If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:
Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our two routine matters – (i) the proposal to approve the adoption of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of at least 1-for-2 and up to 1-for-20, with the exact ratio within the foregoing range to be determined by our board of directors, and (ii) the proposal to ratify the appointment of Friedman LLP. Your broker will not have discretion to vote on the election of directors.

Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	Can I change or revoke my vote?

A:	Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

If you are a stockholder of record, you may change your vote by: (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares; or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

If you are a beneficial owner of shares held in street name, you may change your vote: (1) by submitting new voting instructions to your broker, trustee or other nominee; (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person; or (3) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:          Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Valeritas may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We have made arrangements with Morrow Sodali, to assist in soliciting proxies and have agreed to pay Morrow Sodali LLC a fee of $ 7,500, plus the reimbursement of certain expenses for these services. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:	Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Valeritas or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials - Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2020 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than December 11, 2019 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Requirements for stockholder proposals to be brought before an annual meeting - In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our board of directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

The “Notice Deadline” is that date which is not less than 90 days nor more than 120 days prior to the one year anniversary of the previous year’s annual meeting of stockholders. As a result, the Notice Deadline for the 2020 annual meeting of stockholders is between January 16, 2020 and February 15, 2020.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

Recommendation of director candidates -You may recommend candidates to our board of directors for consideration by our nominating and governance committee by following the procedures set forth below in “Corporation Governance - Stockholder Communications with the Board of Directors.”

Q:	How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, this and other information about our company may be obtained at the web site maintained by the SEC that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the SEC’s website is www.sec.gov. All notices of proposals by stockholders, whether or not included in Valeritas’s proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:	What does it mean if multiple members of my household are stockholders but we only received one full set of proxy materials in the mail?

A:
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the notice of the Annual Meeting and the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the notice of the Annual Meeting and the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the notice of the Annual Meeting and the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:	What is the mailing address for Valeritas’ principal executive offices?

A:	Our principal executive offices are located at 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807. The telephone number at that location is (908) 927-9920.

Any written requests for additional information, copies of the proxy materials and 2018 Annual Report, notices of stockholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER ANNUAL MEETING TO BE HELD ON MAY 16, 2019:

The proxy statement and annual report to stockholders is available at:

www.proxyvote.com.

PROPOSAL ONE

APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT A RATIO OF AT LEAST 1-FOR-2 AND UP TO 1-FOR-20, WITH THE EXACT RATIO WITHIN THE FOREGOING RANGE TO BE DETERMINED BY OUR BOARD OF DIRECTORS

Our board of directors has unanimously approved and declared advisable an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of all outstanding shares of our common stock, in a ratio at least 1-for-2 and up to 1-for-20, in order to, among other reasons, assist our potential capital-raising efforts. The precise ratio of the proposed reverse stock split shall be a whole number within this range, determined in the sole discretion of our board of directors.  It is expected that such determination, if any, shall occur at some time during the fiscal quarter ending June 30, 2019, provided, however, we are asking our stockholders to give our board of directors discretion to effect the reverse stock split at any time up to and including December 31, 2019.  By approving this proposal, stockholders would give our board of directors authority, but not the obligation, to effect the reverse stock split and full discretion to approve the ratio at which shares of common stock will be reclassified, from and including a ratio of 1-for-2 and up to and including a ratio of 1-for-20 at any time up to and including December 31, 2019. Our board of directors believes that providing our board of directors with this generalized grant of authority with respect to setting the split ratio and determining the timing for implementation of the reverse stock split, rather than mere approval of a pre-defined reverse stock split or a specific date for implementation, will give our board of directors the flexibility to set the ratio in accordance with current market conditions and therefore allow our board of directors to act in the best interests of our company and our stockholders.

In determining the ratio following the receipt of stockholder approval, our board of directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;
•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;
•	the number of shares of our common stock then outstanding, and the number of shares of common stock issuable upon exercise of options and warrants then outstanding;
•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;
•	prevailing general market and economic conditions; and
•	the continued listing criteria of The Nasdaq Capital Market.

If our stockholders approve this proposal and our board of directors does not otherwise abandon the amendment contemplating the reverse stock split, we will file a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) to effect the proposed reverse stock split, in the form attached to this proxy statement as Appendix A. Our board of directors has approved and declared advisable the proposed amendment to our Amended and Restated Certificate of Incorporation as set forth in the Certificate of Amendment, in the form attached to this proxy statement as Appendix A. If the proposed reverse stock split is effected, then the number of issued and outstanding shares of our common stock would be reduced. Our board of directors has reserved the right to abandon the amendment at any time before the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, even if the adoption of the amendment is approved by our stockholders.  If the Certificate of Amendment is not filed with the Delaware Secretary of State prior to the end of our 2019 fiscal year, our board of directors will abandon the amendment and the reverse stock split will not be effected. Thus, the board of directors, at its discretion, may cause the filing of the Certificate of Amendment (following stockholder approval) to effect the reverse stock split or abandon the amendment and not effect the reverse stock split if it determines that any such action is or is not in the best interests of our company and stockholders.

Purpose of Proposed Reverse Stock Split

We are submitting this proposal to our stockholders for approval in order to raise the per share trading price of our common stock. In particular, this will help us to maintain the listing of our common stock on the Nasdaq Capital Market.

Our common stock is listed on the Nasdaq Capital Market, which has as one of its continued listing requirements a minimum bid price of at least $1.00 per share. Recently our common stock has traded significantly below $1.00 per share. On December 31, 2018, we received a letter from The Nasdaq Stock Market LLC indicating that we failed to comply with the minimum bid price requirement, and that we have been provided with a 180-day grace period (which expires on July 1, 2019) to regain compliance. If we are not in compliance by July 1, 2019, we may be afforded a second 180-day period to regain compliance. We will regain compliance if the bid price of our common stock closes at $1.00 per share or more for a minimum of ten consecutive trading days. The reverse stock split proposal is intended primarily to increase our per share bid price and satisfy the Nasdaq Capital Market continued listing requirement. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that we will be able to meet or maintain a bid price over the minimum bid price requirement for continued listing on the Nasdaq Capital Market or any other exchange.

Delisting from the Nasdaq Capital Market may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

If we are delisted from the Nasdaq Capital Market and we are not able to list our common stock on another exchange, our common stock could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:

•	a limited availability of market quotations for our securities;
•
a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and little or no analyst coverage of our company;
•	we would no longer qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and
•	a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

In addition, an increase in the per share trading value of our common stock would be beneficial because it would:

•	improve the perception of our common stock as an investment security;
•	reset our stock price to more normalized trading levels in the face of potentially extended market dislocations;
•	assist with future potential capital raises;
•	appeal to a broader range of investors to generate greater investor interest in us; and
•
reduce stockholder transaction costs because investors would pay lower commission to trade a fixed dollar amount of our stock if our stock price were higher than they would if our stock price were lower.

You should consider that, although our board of directors believes that a reverse stock split will in fact increase the trading price of our common stock, in many cases, because of variables outside of our control (such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment), the market price of our common stock may in fact decline in value after effecting the reverse stock split. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our company. However, should the overall value of our common stock decline after the proposed reverse stock split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.

Potential Effects of the Proposed Reverse Stock Split

If this proposal is approved and the reverse stock split is effected, the reverse stock split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of common stock. The immediate effect of a reverse stock split would be to reduce the number of shares of our common stock outstanding and to increase the trading price of our common stock.

However, we cannot predict the effect of any reverse stock split upon the market price of our common stock over an extended period, and in many cases, the market value of a company’s common stock following a reverse stock split declines. We cannot assure you that the trading price of our common stock after the reverse stock split will rise in inverse proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our operating results and other factors related to our business and general market conditions.

Examples of Potential Reverse Stock Split at Various Ratios. The table below provides examples of reverse stock splits at various ratios up to 1-for-20, without giving effect to the treatment of fractional shares. The actual number of shares outstanding after giving effect to the reverse stock split, if effected, will depend on the actual ratio that is determined by our board of directors in accordance with the amendment to our Amended and Restated Certificate of Incorporation.

Shares outstanding at the Record Date	Reverse Stock Split Ratio	Shares outstanding after Reverse Stock Split	Reduction in Shares Outstanding

102,893,375	1-for-2	51,446,688	50%
102,893,375	1-for-5	20,578,675	80%
102,893,375	1-for-10	10,289,338	90%
102,893,375	1-for-20	5,144,669	95%

The resulting decrease in the number of shares of our common stock outstanding could potentially adversely affect the liquidity of our common stock, especially in the case of larger block trades.

Effects on Ownership by Individual Stockholders. If we implement a reverse stock split, the number of shares of our common stock held by each stockholder would be reduced by multiplying the number of shares held immediately before the reverse stock split by the appropriate ratio and then rounding down to the nearest whole share. We would pay cash to each stockholder in lieu of any fractional interest in a share to which each stockholder would otherwise be entitled as a result of the reverse stock split, as described in further detail below. The reverse stock split would not affect any stockholder’s percentage ownership interest in our company or proportionate voting power, except to the extent that interests in fractional shares would be paid in cash.

Effect on Restricted Stock, Options, Warrants. In addition, we would adjust all outstanding shares of any restricted stock, options and warrants entitling the holders to purchase shares of our common stock as a result of the reverse stock split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the exercise price in accordance with the terms of each instrument and based on the 1-for-2, up to 1-for-20 ratio of the reverse stock split (i.e., the number of shares issuable under such securities would decrease by 50%, up to 95%, respectively, and the exercise price per share would be multiplied by 2, up to 20, respectively). Also, we would reduce the number of shares reserved for issuance under our existing Amended and Restated 2016 Equity Incentive Plan, the Employee Stock Purchase Plan and 2018 Inducement Plan, proportionately based on the ratio of the reverse stock split. A reverse stock split would not otherwise affect any of the rights currently accruing to holders of our common stock, or options or warrants exercisable for our common stock.

Other Effects on Outstanding Shares. If we implement a reverse stock split, the rights pertaining to the outstanding shares of our common stock would be unchanged after the reverse stock split. Each share of our common stock issued following the reverse stock split would be fully paid and nonassessable.

The reverse stock split would result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

After the effective time, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for shares of common stock with the new CUSIP number by following the procedures described below. However, until such exchange is made, the old stock certificates will automatically represent the new, post-split number of shares. After the reverse stock split, we will continue to file periodic reports and comply with other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our common stock will continue to be listed on the Nasdaq Capital Market under the symbol “VLRX” subject to any decision of our board of directors to list our securities on a different stock exchange.

Authorized Shares of Stock

The reverse stock split would affect all issued and outstanding shares of common stock and outstanding rights to acquire common stock. We will not change the number of shares of common stock currently authorized. However, upon the effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase due to the reduction in the number of shares of common stock issued and outstanding as a result of the reverse stock split.

As of April 8, 2019, the Record Date we had (i) 300,000,000 shares of authorized common stock, of which 102,893,375  shares of common stock, par value $0.001 per share, were issued and outstanding, and (ii) 50,000,000 shares of authorized preferred stock, par value $0.001 per share, of which there were 2,750,000 shares of Series A Convertible Preferred Stock outstanding. If we issue additional shares, the ownership interest of holders of common stock will be diluted.

We will reserve for issuance any authorized but unissued shares of common stock that would be made available as a result of the proposed reverse stock split.

We do not have any plans, arrangements or understandings for the remaining portion of the authorized but unissued shares that will be available following the reverse stock split.

Procedure for Effecting the Proposed Stock Split and Exchange of Stock Certificates

If stockholders approve this proposal and our board of directors does not otherwise abandon the amendment contemplating the reverse stock split, we will file with the Delaware Secretary of State a Certificate of Amendment to our Amended and Restated Certificate of Incorporation, in the form attached to this proxy statement as Appendix A. The reverse stock split will become effective at the time and on the date of filing of, or at such later time as is specified in, the Certificate of Amendment, which we refer to as the “effective time” and “effective date,” respectively. Beginning at the effective time, each certificate representing shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the reverse stock split.

Upon the reverse stock split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Following the reverse stock split, stockholders holding physical certificates must exchange those certificates for new certificates and a cash payment in lieu of any fractional shares.

Our transfer agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

Fractional Shares

We would not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split because the stockholder owns a number of shares not evenly divisible by the ratio would instead receive cash upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal. The cash amount to be paid to each stockholder would be equal to the resulting fractional interest in one share of our common stock to which the stockholder would otherwise be entitled, multiplied by the closing trading price of our common stock on the trading day immediately preceding the effective date of the reverse stock split. We do not anticipate that the aggregate cash amount paid by our company for fractional interests will be material to us.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware or under our Amended and Restated Certificate of Incorporation or amended and restated bylaws with respect to the reverse stock split. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally.

Accounting Consequences

The par value of our common stock would remain unchanged at $0.001 per share after the reverse stock split. Also, our capital account would remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the reverse stock split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

Securities and Exchange Commission (“SEC”) rules require disclosure and discussion of the effects of any proposal that could be used as an anti-takeover device. This proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our common stock vis-à-vis the outstanding shares of our common stock and could, under certain circumstances, have an anti-takeover effect, although that is not the purpose or intent of the proposal. A relative increase in the number of authorized but unissued shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized shares. A relative increase in our authorized but unissued shares of common stock could potentially deter takeovers, including takeovers that our board of directors determines are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. Our board of directors is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material U.S. federal income tax consequences of the reverse stock split to holders of our shares. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, and administrative rulings and court decisions in effect as of the date of this document, all of which may be subject to change, possibly with retroactive effect. This summary only addresses holders who hold their shares as capital assets within the meaning of the Code and does not address all aspects of U.S. federal income taxation that may be relevant to holders subject to special tax treatment, such as financial institutions, dealers in securities, insurance companies, foreign persons and tax-exempt entities. In addition, this summary does not consider the effects of any applicable state, local, foreign or other tax laws.

We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”), or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The tax treatment of the reverse stock split to holders may vary depending upon a holder’s particular facts and circumstances.

We urge holders to consult with their own tax advisors as to any U.S. federal, state, local or foreign tax consequences applicable to them that could result from the reverse stock split.

Except as described below with respect to cash received in lieu of fractional shares, the receipt of common stock in the reverse stock split should not result in any taxable gain or loss to a holder for U.S. federal income tax purposes. The aggregate tax basis of the common stock received by a holder as a result of the reverse stock split (including the basis of any fractional share to which a holder is entitled) will be equal to the aggregate basis of the existing common stock exchanged for such stock. A holder’s holding period for the common stock received in the reverse stock split will include the holding period of the common stock exchanged therefor.

A holder who receives cash in lieu of a fractional share of common stock will be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A holder generally will recognize capital gain or loss on such deemed redemption in an amount equal to the difference between the amount of cash received and the adjusted basis of such fractional share.

Board Discretion to Implement the Reverse Stock Split

Our board of directors has reserved the right to abandon the amendment at any time before the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, even if the adoption of the amendment is approved by the stockholders.

Required Vote

The affirmative vote of holders of a majority of the outstanding shares of common stock as of the Record Date is required for approval of this proposal. Therefore, abstentions will have the effect of a vote against this proposal. Brokers are authorized to vote without instructions on this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1. APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT A RATIO OF AT LEAST 1-FOR-2 AND UP TO 1-FOR-20, WITH THE EXACT RATIO WITHIN THE FOREGOING RANGE TO BE DETERMINED BY THE BOARD OF DIRECTORS.

PROPOSAL TWO

APPROVAL, PURSUANT TO NASDAQ LISTING RULES 5635(B) AND 5635(D), OF THE POTENTIAL ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK TO ASPIRE CAPITAL

On June 11, 2018, we entered into a common stock purchase agreement (the “Purchase Agreement”) with Aspire Capital Fund, LLC (“Aspire Capital”), for the issuance of up to $21.0 million of shares of our common stock, $0.001 par value per share, upon the terms and subject to the conditions and limitations set forth in the Purchase Agreement. Currently, the Purchase Agreement limits the number of shares of common stock we can sell to Aspire Capital thereunder to 4,726,383 shares, which represents 19.99% of our common stock outstanding immediately prior to entering into the Purchase Agreement (the “Exchange Cap”), unless either (i) stockholder approval is obtained to issue more than the Exchange Cap, or (ii) the average price paid for all shares of common stock issued in excess of the Exchange Cap under the Purchase Agreement is equal to or greater than $1.62 per share, a price equal to the consolidated closing bid price of our common stock on the date we entered into the Purchase Agreement, in either case in compliance with Nasdaq Listing Rules 5635(b) and 5635(d). Therefore, we are asking our stockholders to approve the potential issuance of up to the full amount of $21.0 million of common stock issuable to Aspire Capital under the Purchase Agreement (inclusive of the shares already issued as set forth below), at any price.  The rights, privileges, and preferences of the common stock which may be issued to Aspire Capital under the Purchase Agreement are identical to the rights, privileges, and preferences of our common stock generally, as described in our filings with the SEC.

We have been using the net proceeds generated from the Purchase Agreement to fund our working capital needs. As of the Record Date, we have issued an aggregate of 2,456,277 shares of our common stock to Aspire Capital pursuant to the Purchase Agreement (including 263,852 shares issued as a commitment fee). Unless our stockholders approve this proposal, the Exchange Cap will limit the number of additional shares we can sell to Aspire Capital to 2,270,106 shares.

Although we are evaluating alternative sources of financing, our board of directors believes stockholder approval of the Purchase Agreement provides us flexibility to respond to future business needs and opportunities.

Background

On June 11, 2018, we entered into the Purchase Agreement with Aspire Capital. Upon the terms and subject to the conditions and limitations set forth in the Purchase Agreement, at our sole discretion, Aspire Capital is committed to purchase up to an aggregate of $21.0 million of shares of our common stock over the approximately 30-month term of the Purchase Agreement, which commenced in June 2018. In consideration for entering into the Purchase Agreement, concurrently with the execution of the Purchase Agreement, we issued to Aspire Capital 263,852 shares of our common stock as a commitment fee (the “Commitment Shares”), and shortly after execution of the Purchase Agreement, we sold Aspire Capital 791,557 shares of our common stock of at $1.52 per share, for gross proceeds of $1,200,000. Concurrently with entering into the Purchase Agreement, we also entered into a registration rights agreement with Aspire Capital (the “Registration Rights Agreement”), in which we agreed to file one or more registration statements, as permissible and necessary to register under the Securities Act of 1933, as amended (the “Securities Act”), registering the sale of the shares of our common stock that have been and may be issued to Aspire Capital under the Purchase Agreement. We filed a registration statement on Form S-1 (File No. 333-226018) registering the resale of up to 10,000,000 shares of our common stock by Aspire Capital, which registration statement was declared effective by the SEC on July 16, 2018. Under the Purchase Agreement, we have the right but not the obligation to register for sale more than the 10,000,000 shares of common stock previously registered.

Under the Purchase Agreement, on any trading day on which the closing sale price of our common stock exceeds $1.00, we have the right, in our sole discretion, to present Aspire Capital with a purchase notice (each, a “Purchase Notice”), directing Aspire Capital (as principal) to purchase up to 150,000 shares of our common stock per business day, up to $21.0 million of our common stock in the aggregate at a per share price (the “Purchase Price”) equal to the lesser of:

•	the lowest sale price of our common stock on the purchase date; or
•	the arithmetic average of the three (3) lowest closing sale prices for our common stock during the ten (10) consecutive trading days ending on the trading day immediately preceding the purchase date.

In addition, on any date on which we submit a Purchase Notice to Aspire Capital in an amount equal to 150,000 shares, we also have the right, in our sole discretion, to present Aspire Capital with a volume-weighted average price purchase notice (each, a “VWAP Purchase Notice”) directing Aspire Capital to purchase an amount of stock equal to up to 30% of the aggregate shares of our common stock traded on our principal market on the next trading day (the “VWAP Purchase Date”), subject to a maximum number of shares we may determine. The purchase price per share pursuant to such VWAP Purchase Notice is generally 97% of the volume-weighted average price for our common stock traded on its principal market on the VWAP Purchase Date.

The Purchase Price will be adjusted for any reorganization, recapitalization, non-cash dividend, stock split (including the reverse stock split contemplated by Proposal One), or other similar transaction occurring during the period(s) used to compute the Purchase Price. We may deliver multiple Purchase Notices and VWAP Purchase Notices to Aspire Capital from time to time during the term of the Purchase Agreement, so long as the most recent purchase has been completed.

The Purchase Agreement provides that we and Aspire Capital shall not effect any sales under the Purchase Agreement on any purchase date where the closing sale price of our common stock is less than $1.00. There are no trading volume requirements or restrictions under the Purchase Agreement, and we will control the timing and amount of sales of our common stock to Aspire Capital. Pursuant to the Purchase Agreement, the total number of shares of common stock that may be issued to Aspire shall be limited to 4,726,383 shares of our common stock, representing 19.99% of our outstanding shares as of the date of execution of the Purchase Agreement unless (i) stockholder approval is obtained to issue more, in which case this 4,726,383 share limitation will not apply, or (ii) stockholder approval has not been obtained and at any time the 4,726,383 share limitation is reached and at all times thereafter the average price paid for all shares issued under the Purchase Agreement (including the Commitment Shares) is equal to or greater than $1.60. Additionally, at no time shall Aspire and its affiliates own more than 19.99% of the then issued and outstanding shares of our common stock. Aspire Capital has no right to require any sales by us, but is obligated to make purchases from us as directed by us in accordance with the Purchase Agreement. There are no limitations on use of proceeds, financial or business covenants, restrictions on future fundings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. The Purchase Agreement may be terminated by us at any time, at our discretion, without any cost to us. Aspire Capital has agreed that neither it nor any of its agents, representatives and affiliates shall engage in any direct or indirect short-selling or hedging of our common stock during any time prior to the termination of the Purchase Agreement. Any proceeds we receive under the Purchase Agreement are expected to be used for working capital and general corporate purposes.

Stockholder Approval Requirement

As noted above, the Purchase Agreement restricts the amount of shares that may be sold to Aspire Capital to the Exchange Cap.  We can remove this Exchange Cap by obtaining stockholder approval in compliance with the applicable Listing Rules of the Nasdaq Stock Market.  Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Additionally, pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of our company. Although we do not believe the issuance of share of our common stock pursuant to the Purchase Agreement will result in a change of control, Nasdaq will consider all relevant factors when determining whether a change of control has occurred. Therefore, we are seeking stockholder approval of this proposed which will also constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(b).

We are seeking stockholder approval for the potential issuance of up to $21.0 million of our common stock under the Purchase Agreement.

Reasons for Transaction and Effect on Current Stockholders

Our board of directors has determined that the Purchase Agreement with Aspire Capital is in the best interests of our company and its stockholders because the right to sell shares to Aspire Capital provides us with a reliable source of capital and the ability to access that capital when and as needed.

The Purchase Agreement does not affect the rights of the holders of outstanding common stock, but the sale of shares to Aspire Capital pursuant to the terms of the Purchase Agreement will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

The Purchase Agreement provides that we shall not issue, and Aspire Capital shall not purchase, any shares of our common stock under the Purchase Agreement if such shares proposed to be issued and sold, when aggregated with all other shares of our common stock then owned beneficially (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by Aspire Capital and its affiliates, would result in the beneficial ownership by Aspire Capital and its affiliates of more than 19.99% of our then issued and outstanding shares of common stock. Unlike the Exchange Cap, which limits the aggregate number of shares we may issue to Aspire Capital under the Purchase Agreement, this beneficial ownership limitation limits the number of shares Aspire Capital may beneficially own at any one time to 19.99% of our outstanding common stock. Consequently, the number of shares Aspire Capital may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our common stock increases over time. Aspire Capital may sell some or all of the shares it purchases under the Purchase Agreement, permitting it to purchase additional shares in compliance with the beneficial ownership limitation. We are not seeking stockholder approval to lift such 19.99% beneficial ownership limitation.

Vote Required

The affirmative vote of a majority of the votes cast at the Meeting is required to approve this proposal. Abstentions from voting are counted as “votes cast” and therefore have the same effect as a vote against this proposal. Brokers are not authorized to vote without instructions on this proposal and broker non-votes will have the effect of a vote against this proposal. Shares previously issued to Aspire Capital under the Exchange Cap are not entitled to vote on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO ISSUE ADDITIONAL SHARES OF OUR COMMON STOCK TO ASPIRE CAPITAL IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF NASDAQ LISTING RULES 5635(B) AND 5635(D).

PROPOSAL THREE

APPROVAL OF THE AMENDED AND RESTATED VALERITAS HOLDINGS, INC.
EMPLOYEE STOCK PURCHASE PLAN

We and our board of directors believe that it is in the best interests of our company to provide our employees with the opportunity to acquire an ownership interest in our company through their participation in our employee stock purchase plan, and thereby encourage them to remain in our employ and more closely align their interests with those of our stockholders. Because our Current ESPP (as defined below) does not have a sufficient amount of available shares to meet employee demand and adequately incentivize our current and future employees, we are seeking to amend and restate the Current ESPP, in substantially the form attached hereto as Appendix B (the “Amended and Restated ESPP”), to (i) provide for the reservation of an additional 1,500,000 shares of our common stock for issuance thereunder, and (ii) provide for an increase in the automatic annual increase in the number of shares available for issuance under the Current ESPP from 0.25% of the total number of shares of common stock outstanding as measured as of the last trading day in the immediately preceding calendar year to 1.0%. We believe that increasing the shares available for purchase to our employees will allow us to effectively continue to administer the ESPP and provide appropriate incentives for our current and future employees.

The current Valeritas Holdings, Inc. Employee Stock Purchase Plan (the “Current ESPP”) was established in 2017 and initially authorized us to issue up to 2% of the shares of our common stock outstanding as of May 3, 2017. The purchase price of the stock will not be less than 85% of the lower of (i) the fair market value per share of our common stock on the start date of the offering period or (ii) the fair market value on the purchase date. The fair market value per share of our common stock on any particular date under the Current ESPP will be the closing selling price per share on such date on the national stock exchange serving as the primary market for our common stock at that time (or if there is no closing price on such date, then the closing selling price per share on the last preceding date for which such quotation exists). Fair value is determined based on two factors: (i) the up to 15% discount amount on the underlying stock’s market value on the first day of the applicable offering period, and (ii) the fair value of the look-back feature determined by using the Black-Scholes model.

During calendar 2018, our employees purchased 154,379 shares under the Current ESPP, and all the shares were issued as of December 31, 2018.  In the fourth quarter of 2018, we suspended the Current ESPP.

We are requesting to increase the maximum number shares issuable under the Current ESPP by an additional 1,500,000 shares and to provide for an automatic annual increase in the number of shares available for issuance in an amount equal to 1.0% of the outstanding shares of our common stock as of the last trading day of each fiscal year in order to allow us to fund the plan for the foreseeable future. This time period may vary depending on the price of our stock and plan participation. Therefore, we believe approval of the Amended and Restated ESPP is prudent to make available sufficient shares for issuance on an ongoing basis. On February 12, 2019, our board of directors approved the Amended and Restated ESPP, subject to stockholder approval. The affirmative vote of the holders of a majority of the outstanding shares of our common stock represented and voting on this proposal at the Annual Meeting is required to adopt the Amended and Restated ESPP. On the Record Date, the closing price of a share of our common stock as reported on the Nasdaq Capital Market was $0.32.

The following is a summary of principal features of the ESPP as it is proposed to be amended and restated and references to the “ESPP” refer to the proposed Amended and Restated ESPP. A copy of the Amended and Restated ESPP is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. The following description of the Amended and Restated ESPP is a summary and does not purport to be a complete description. See Appendix B for more detailed information.

Administration

The ESPP is administered by our compensation committee. Such committee, as plan administrator, has full authority to establish administrative rules and regulations and to interpret the provisions of the ESPP.

Securities Subject to the Amended and Restated ESPP

The number of shares of our common stock reserved for future issuance under the ESPP (not including the shares of common stock already issued and subject to increase as per below) will be equal to 1,600,000 shares if this proposal is approved. The shares issuable under the ESPP may be made available from authorized but unissued or reacquired shares of common stock, including treasury shares and shares purchased on the open market.

Unless determined otherwise by our board of directors, the number of shares of common stock available for issuance under the ESPP will automatically increase on the first trading day in January each calendar year during the term of the ESPP, beginning with the 2020 calendar year, by an amount equal to 1.0% (one percent) of the total number of shares of common stock outstanding as measured as of the last trading day in the immediately preceding calendar year, but in no event will any such annual increase exceed 5,000,000 shares or such lesser number of shares determined by our board of directors in its discretion.

Should any change be made to the shares of our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, reincorporation, exchange of shares, spin-off transaction or other change affecting the outstanding common stock as a class without our receipt of consideration or should the value of the outstanding shares of our common stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, then equitable adjustments will be made by the plan administrator to (i) the maximum number and class of securities issuable under the ESPP, (ii) the maximum number and class of securities by which the share reserve is to increase automatically each year, as described above, (iii) the maximum number and class of securities purchasable per participant during any offering period and on any one purchase date, and (iv) the number and/or class of securities and the price per share in effect under each outstanding purchase right. The adjustments will be made in such manner as the plan administrator deems appropriate and such adjustments will be final, binding, and conclusive.

Offering Periods and Purchase Rights

Shares of our common stock are offered for purchase under the ESPP through a series of successive offering periods, which will be of such duration (not to exceed 27 months) as determined by the plan administrator. Each offering period is comprised of one or more successive 6-month purchase intervals, as determined by the plan administrator (unless the plan administrator designates a different length for the purchase interval). Prior to the start of the applicable offering period, the plan administrator establishes: (i) the length of each offering period, (ii) the start date of each offering period, (iii) the length of each purchase interval (e.g., each offering period may be comprised of one purchase interval), (iv) the commencement date for each offering period and (v) the purchase price per share at which common stock will be purchased on the participant’s behalf on each purchase date within the offering period.

On the start date of each offering period, each participant is granted a purchase right to acquire shares of our common stock on the last day of each purchase interval during that offering period, subject to certain limitations described below.

Eligibility and Participation

Any individual who is an employee of Valeritas or any participating parent or subsidiary (whether any such company is currently a parent or subsidiary or is subsequently established at any time during the term of the ESPP) on the start date of the offering period implemented under the ESPP is eligible to participate in that offering period only on such start date. However, the following employees are not eligible to participate in the ESPP, unless determined otherwise by the plan administrator: (i) employees whose customary employment is 20 hours or less per week; (ii) employees whose customary employment is for not more than 5 months in any calendar year; and (iii) employees who are citizens or residents of a foreign jurisdiction that prohibit or make impractical the participation of such employees in the ESPP.

To participate in a particular offering period, an eligible employee must complete and file the requisite enrollment forms on or before the start date of that offering period. The plan administrator may determine that participants who enroll in an offering period shall be automatically re-enrolled in the ESPP for each subsequent offering period until the participant withdraws from the ESPP in accordance with the plan terms.

As of the Record Date approximately 145 employees, including six executive officers, were eligible to participate in the ESPP.

Payroll Deductions and Stock Purchases

Each participant may authorize periodic payroll deductions in any multiple of 1% up to a maximum of 10% of the base salary paid to the participant (or total hourly compensation for a participant who is compensated on an hourly basis) for the offering period, unless the plan administrator establishes a different maximum prior to the start of the offering period. No interest will accrue on the payroll deductions, unless determined otherwise by the plan administrator.

The accumulated contributions are automatically applied to the acquisition of common stock at six-month intervals, unless the plan administrator establishes a different purchase interval. Accordingly, on each such purchase date, each participant’s payroll deductions accumulated for the purchase interval ending on that purchase date are automatically applied to the purchase of whole shares of common stock at the purchase price in effect for the participant for that purchase date. The first purchase under the ESPP occurs on the last business day of the sixth month after the plan administrator implements the first offering period, unless determined otherwise by the plan administrator.

Purchase Price

The purchase price of our common stock acquired on each purchase date will be fixed by the plan administrator prior to the start of each offering period, and will not be less than 85% of the lower of (i) the fair market value per share of our common stock on the start date of the offering period or (ii) the fair market value on the purchase date.

The fair market value per share of our common stock on any particular date under the ESPP will be the closing selling price per share on such date on the national stock exchange serving as the primary market for our common stock at that time (or if there is no closing price on such date, then the closing selling price per share on the last preceding date for which such quotation exists). On April 28, 2017, the fair market value of our common stock determined on such basis was $6.68 per share, the closing selling price per share on that date on the Nasdaq Capital Market.

Special Limitations

The ESPP imposes certain limitations upon a participant’s rights to acquire common stock, including the following limitations:

•          Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of our common stock (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.
•          Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of our outstanding capital stock or the outstanding capital stock of any of our affiliates.
•          No participant may purchase more than 250,000 shares of common stock during an offering period (such limit to be adjusted ratably for offering periods greater or less than 12 months).

The plan administrator has the discretionary authority to increase or decrease the per participant and total participant purchase limitations as of the start date of any new offering period under the ESPP, with the new limits to be in effect for that offering period. As indicated above, the applicable limitations will be adjusted for any stock split, stock dividend, recapitalization, combination of shares, or similar transaction affecting the number of shares of our outstanding common stock without the receipt of consideration.

Termination of Purchase Rights

The participant may withdraw from the ESPP at any time up to the next scheduled purchase date, and his or her accumulated payroll deductions for the purchase interval in which that purchase date occurs will, at the participant’s election, either be applied to the purchase of shares on that purchase date or be refunded immediately.

The participant’s purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions or other permitted contributions that the participant may have made for the purchase interval in which such cessation of employment or loss of eligibility occurs will be refunded and will not be applied to the purchase of common stock.

ESPP Broker Account

We may require that the shares purchased on behalf of each participant be deposited directly into a brokerage account that we establish for the participant at a Valeritas-designated brokerage firm (an “ESPP Broker Account”). Except as otherwise provided below, the deposited shares may not be transferred from the ESPP Broker Account until the later of the following two periods: (i) the end of the 2-year period measured from the start date of the offering period in which the shares were purchased and (ii) the end of the 1-year period measured from the actual purchase date of those shares. Any shares held for the required holding period may thereafter be transferred to other accounts or to other brokerage firms.

The foregoing procedures do not in any way limit when the participant may sell his or her shares. Those procedures are designed solely to assure that any sale of shares prior to the satisfaction of the required holding period is made through the ESPP Broker Account.

Shareholder Rights

No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant’s behalf and the participant has become a holder of record of the purchased shares. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

Change in Control

In the event of a change in control, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such change in control. The purchase price will be based on the purchase price formula in effect for the purchase interval in which such change in control occurs. The limitation on the maximum number of shares purchasable by each participant on any one purchase date will be applicable to any purchase date attributable to such change in control. A change in control will be deemed to occur for purposes of the ESPP in the event of (a) a merger, consolidation, or other reorganization unless more than 50% of the total combined voting power of the successor corporation are owned by the stockholders immediately prior to the transaction, (b) a sale of all or substantially all of our assets or (c) if there is a change in the majority of our board of directors over a period of 36 months or less occasioned by one or more contested elections of the members of our board of directors.

Share Pro-Ration

Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the ESPP, then the plan administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock pro-rated to such individual, will be refunded.

Amendment and Termination

Unless sooner terminated by the board of directors, the ESPP will terminate upon the earliest to occur of (i) the 10th anniversary of the effective date of the ESPP, (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (iii) the date on which all purchase rights are exercised in connection with a change in control or ownership.

Our board of directors may alter or amend the ESPP at any time to become effective as of the start date of the next offering period thereafter. In addition, our board of directors may suspend or terminate the ESPP at any time to become effective immediately following the close of any purchase interval.

In no event may our board of directors effect either of the following amendments or revisions to the ESPP without the approval of the stockholders: (i) increase the number of shares of our common stock issuable under the ESPP, except for permissible adjustments in the event of certain changes in our capitalization or (ii) modify the eligibility requirements for participation in the ESPP.

No Employment Rights

Nothing in the ESPP confers upon the participant any right to continue in the employ of our company or any affiliate for any period of specific duration or interferes with or otherwise restricts in any way the rights of our company (or any affiliate employing such person) or of the participant to terminate such person’s employment at any time for any reason, with or without cause.

Use of Funds

Unless the plan administrator determines otherwise prior to the start of the applicable offering period, the amounts collected from the participant are not required to be held in any segregated account or trust fund and may be commingled with the general assets of Valeritas and used for any corporate purpose.

New Plan Benefits

The Amended and Restated ESPP will not become effective unless it is approved by the stockholders at the Annual Meeting.

Summary of Federal Income Tax Consequences

The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to us, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which such shares were acquired or within one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) the amount by which the fair market value of the shares on the start date of the offering period exceeded the purchase price for the shares determined as of the start date of the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such sale or disposition.

If the participant still owns the purchased shares at the time of death, then the participant will recognize ordinary income at such time equal to the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) the amount by which the fair market value of the shares on the start date of the offering period exceeded the purchase price for the shares determined as of the start date of the offering period.

Summary of Accounting Treatment

Pursuant to Accounting Standards Codification Topic 718 of the Financial Accounting Standards Board, compensation expense will be charged to our reported earnings over the offering period to which that purchase right pertains.

Vote Required

The affirmative vote of a majority of votes cast is required is required to approve the Amended and Restated ESPP. Abstentions from voting are counted as “votes cast” and therefore have the same effect as a vote against this proposal. Brokers are not authorized to vote without instructions on this proposal and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of Board of Directors

Our board of directors believes that it is in the best interests of Valeritas to provide our employees with the opportunity to acquire an ownership interest in Valeritas through their participation in the ESPP, and thereby encourage them to remain in Valeritas' employ and more closely align their interests with those of the stockholders. This proposal will allow Valeritas to effectively continue to administer the ESPP.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED VALERITAS HOLDINGS, INC. EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL FOUR

ELECTION OF DIRECTORS

General

Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors is currently comprised of seven members who are divided into three classes with staggered three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. This classification of the board of directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management.  The term of office of our Class III directors, Luke Düster and John Timberlake, will expire at this year’s Annual Meeting. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

Two Class III directors have been nominated for reelection at the Annual Meeting for a three-year term expiring in 2022. Upon the recommendation of our nominating and governance committee, our board of directors has nominated Luke Düster and John Timberlake for reelection as Class III directors.  We did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for the Annual Meeting.  The term of office of the nominees elected as director will continue until such director’s term expires in 2022 and until his or her successor has been duly elected and qualified.

The Board recommends a vote “FOR” each of the following nominees.

Information Regarding the Nominees and Other Directors

The following contains information about each nominee as of the Record Date, including each nominee’s age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and our board of directors to determine that each nominee should serve as one of our directors.

Nominees for Class III Directors for a Term Expiring in 2022

Name, age, and position with the Company	Principal Occupation and Business Experience
Luke Düster Age: 44 Director since 2016
Luke Düster has served as a member of our board of directors since January 2016. Since 2009, Mr. Düster served as managing director at Capital Royalty Group, a healthcare-focused investment firm. Mr. Düster was at Harris Williams & Co., an investment firm, from 2004 to 2009, where he served as Vice President. Mr. Düster also held investment banking roles at the Wallach Company, a regional investment banking boutique, from 2000 to 2002, and at the Nord Companies, a healthcare advisory firm, from 1998 to 2000. Mr. Düster received his B.S. summa cum laude from the University of Colorado at Boulder and an M.B.A. with honors from the Wharton School at the University of Pennsylvania. Mr. Düster is qualified to serve as a director because of his significant experience working with companies backed by private equity investors, particularly in the healthcare industry, as well as his experience with healthcare investing.

John E. Timberlake Age: 54 Director since 2016
John E. Timberlake has served as our Chief Executive Officer, President and a member of our board of directors since February 2016, prior to which he served as President and Chief Commercial Officer since August 2008. Before becoming Chief Executive Officer and President and Chief Commercial Officer, Mr. Timberlake was a General Manager with our company from September 2006 to August 2008. Prior to joining Valeritas, Mr. Timberlake held positions of increasing responsibility from 1991 to 2006 at Sanofi-Aventis (now Sanofi), with his last role as Vice President of Diabetes Marketing, where he was responsible for the diabetes franchise in the United States, including the brands Lantus, Apidra and Amaryl. Prior to Sanofi, Mr. Timberlake was a manager with Deloitte & Touche LLP, from 1986 to 1991, and was both a Certified Management Accountant and a Certified Public Accountant. He earned a B.S. in Accounting at Northwest Missouri State University, an M.S. in Management from Purdue University and an M.B.A. from NEOMA Business School (f/k/a E.S.C. Rouen) in France. Mr. Timberlake is qualified to serve as a director because of his role with us, and his extensive operational knowledge of, and executive level management experience in, the biopharmaceutical and medical technology industries.’

The following contains certain information about those directors whose terms do not expire at the Annual Meeting and who are not standing for reelection, including each director’s age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and our board of directors to determine that each director should serve as one of our directors. The age of each director as of the Record Date,  is set forth below.

Incumbent Class II Directors Whose Terms Expire in 2021

Name, age, and position with the Company	Principal Occupation and Business Experience
Peter Devlin Age: 51 Director since 2016 Chairperson of the Board, Compensation Committee Chairperson, Audit Committee Member
Peter Devlin has served as a member of our board of directors since April 2016. Since September 2014, Mr. Devlin has served as a consultant for various life sciences and investment companies. From August 2009 to September 2014, Mr. Devlin was the Chief Commercial Officer at Insulet Corporation, a tubeless insulin pump technology company. Mr. Devlin held several leadership roles at Abbott Laboratories, Inc. From February 2008 to July 2009, he served as Divisional Vice President of Abbott's Global Strategic Marketing in the diabetes care unit, prior to which he served as General Manager, Hospital & Government in the diabetes care unit from December 2006 to February 2008, and prior to which he served as Director of Abbott's Canadian diabetes unit from September 2003 to December 2006. Mr. Devlin received his Bachelor of Science degree from the University of Massachusetts. Mr. Devlin is qualified to serve as a director because of his extensive business experience in the field of diabetes.

Rodney Altman, M.D. Age: 56 Director since 2016 Audit Committee Member Compensation Committee Member
Rodney Altman, M.D. has served as a member of our board of directors since April 2016. Since June 2016, Dr. Altman has been a member of the board of directors of Milestone Pharmaceuticals and Thrasos Pharmaceuticals in his capacity as an advisor to Business Development Bank of Canada. Since 2011, he has been an Advisor and beginning in March 2016 he has been a Managing Director at Spindletop Capital, a private equity and venture capital firm. Prior to joining Spindletop Capital, he was Regional Medical Director at TeamHealth, an American hospital staffing firm. Dr. Altman was a senior partner at a venture capital firm, CMEA Capital, LLC, from 2006 to 2011, where he built and managed the firm's medical device practice. Dr. Altman has also held investing roles at other venture funds including Aphelion Capital, LLC, Piper Jaffray Ventures, and TVM Techno Venture Management. Dr. Altman received his medical degree from McGill University and an M.B.A. with honors from the University of Chicago, Booth School of Business. Dr. Altman is qualified to serve as a director because of his extensive clinical and venture capital experience.

Incumbent Class I Directors Whose Terms Expire in 2020

Name, age, and position with the Company	Principal Occupation and Business Experience
Brian Roberts Age: 48 Director since 2016 Audit Committee Chairperson
Brian Roberts  has served as a member of our board of directors and as chairman of the audit committee since July 2016. Mr. Roberts currently serves as chief financial officer of Tarveda Therapeutics and serves as a member of the board of directors and audit chairman of ViewRay. Most recently he served as the chief operating and financial officer of Avedro, Inc., a privately held biotechnology company leading the organization through FDA approval, manufacturing readiness and commercial launch of its lead combination drug and medical device product. Prior to Avedro, he served as CFO for Insulet Corporation, a tubeless insulin pump technology company. Under his supervision, Insulet grew from approximately $30 million to nearly $300 million in revenue, achieved operating profitability and increased its market capitalization to over $2 billion. Previously, Mr. Roberts served as CFO for Jingle Networks, a leader in mobile voice-ad services that was acquired by Marchex, and as CFO for Digitas, which was sold for $1.3 billion to Publicis Groupe. He holds a Bachelor of Science in accounting and finance from Boston College, is a certified public accountant, and served as an auditor with Ernst & Young LLP. Mr. Roberts is qualified to serve as a director because of his extensive business experience and financial and accounting insight.

Joseph Mandato, D.M. Age: 74 Director since 2016 Nominating and Corporate Governance Committee Chairperson
Joseph Mandato D.M.  has served as a member of our board of directors since December 2016. Since March 2003, Dr. Mandato has served as a managing director of DeNovo Ventures, a venture capital firm focused on life sciences. Prior to DeNovo Ventures, Dr. Mandato held top leadership positions at Ioptex, Confer Software, Gynecare and Origin Medsystems. Dr. Mandato also served as a member of the Board of Directors of AxoGen Corporation from February 2006 until its merger with and into AxoGen, Inc. in September 2011, and then served on the Board of AxoGen, Inc. until September 2016. Dr. Mandato served as a member of the Board of Directors of Hansen Medical, Inc. from August 2006 until February 2012. Dr. Mandato received a doctorate in management from Case Western Reserve University, and now serves on its Board of Trustees. Dr. Mandato also holds the Carlo Rossi Chair in Entrepreneurship and Management at the University of San Francisco, is a Lecturer at Stanford University and has served as a Fellow in the Harvard University Advanced Leadership Initiative. Additionally, Dr. Mandato currently serves on the boards of both the Embrace Global and Save the Children organizations. Dr. Mandato is qualified to serve as a director because of his extensive work in the healthcare industry and his venture capital experience.

Katherine Crothall, Ph. D Age: 70 Director since 2016 Nominating and Corporate Governance Committee Member
Katherine Crothall, Ph.D. has served as a member of our board of directors since October 2016. Since 2010, Dr. Crothall has served as President, CEO and Chairman of the Board of Aspire Bariatrics, a company committed to providing safe and effective treatments for obesity to patients worldwide. Dr. Crothall was a Principal at Liberty Venture Partners, a venture capital firm, from 2006 until November 2010. Dr. Crothall was Founder, President and CEO of Animas Corporation, a manufacturer of insulin infusion pumps, from its inception to its acquisition by Johnson & Johnson Corporation in 2006. Dr. Crothall was also the Founder, President and CEO of two other medical device companies, Luxar Corporation, which was sold to ESC Medical, and Laakmann Electro-Optics, which was sold to Johnson & Johnson. Dr. Crothall continued running Laakmann Electro-Optics for five years post-acquisition. Dr. Crothall received her B.S. from the University of Pennsylvania and her Ph.D. from the University of Southern California, both in Electrical Engineering. She holds over twenty patents and is the recipient of the Ernst & Young Entrepreneur of the Year Award and the Greater Philadelphia Raymond Rafferty Entrepreneurial Excellence Award. Dr. Crothall is a director of Adhezion BioMedical and Xanitos, Inc. She also sits on the Board of Overseers of the School of Engineering and Applied Sciences at the University of Pennsylvania. Dr. Crothall is qualified to serve as a director because of her extensive clinical and business experience, specifically in the healthcare industry.

There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our board of directors.

PROPOSAL FIVE

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our audit committee has appointed the firm of Friedman LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2019.  Friedman LLP was appointed as our independent registered public accounting firm in connection with the 2016 Merger, as described under “Corporate History” below.

Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Valeritas and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Friedman LLP as our independent registered public accounting firm for the year ending December 31, 2019. Our audit committee is submitting the selection of Friedman LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Friedman LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.

Principal Accounting Fees and Services

During the fiscal years ended December 31, 2018 and December 31, 2017, neither we nor anyone on our behalf has consulted with Friedman LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed or (ii) the type of audit opinion that might be rendered on our consolidated financial statements and, in the case of either (i) or (ii), a written report or oral advice that Friedman LLP concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issues, or (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Friedman LLP during the years ended December 31, 2018 and 2017:

	2018	2017
Audit Fees (1)	$449,000	$397,000
Audit-Related Fees (2)	28080	15,500
Total	477,080	412,500

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Pre-Approval of Audit and Non-Audit Services

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval is needed on a time urgent basis) generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.

CORPORATE HISTORY

On May 3, 2016, pursuant to an Agreement and Plan of Merger and Reorganization, or the Merger Agreement, by and among Valeritas Holdings, Inc., a Delaware Corporation, Valeritas Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Valeritas Holdings, Inc., or the Acquisition Subsidiary, and Valeritas, Inc., a Delaware Corporation, Acquisition Subsidiary was merged with and into Valeritas, with Valeritas surviving as a direct wholly-owned subsidiary of Valeritas Holdings, Inc., or the 2016 Merger.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of business conduct and ethics is available under the Corporate Governance section of our website at www.valeritas.com. In addition, we post on our website all disclosures that are required by law or the listing standards of The Nasdaq Capital Market, or Nasdaq, concerning any amendments to, or waivers from, any provision of our code of business conduct and ethics. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this filing.

Insider Trading Policy

Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our named executive officers, directors and specified other employees, including short sales of our securities, purchases or sales of puts, calls or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities; or other hedging or monetization transactions accomplished through the use of forward sale contracts, equity swaps, collars and exchange funds. In addition, our insider trading policy expressly prohibits our named executive officers, directors and specified other employees from purchasing our securities on margin, borrowing against company securities held in a margin account, pledging our securities as collateral for a loan, or engaging in other hedging transactions.

Board Composition

Our business and affairs are organized under the direction of our board of directors, which currently consists of seven (7) members. The primary responsibility of our board of directors is to provide oversight, strategic guidance, counseling, and direction to our management team. Our board of directors meets on a regular basis and additionally as required. One of our directors, Luke Düster, was elected to serve on our board of directors pursuant to the Third Amended and Restated Voting Agreement, dated as of January 29, 2016, by and among Valeritas and certain of Valeritas’ stockholders. Pursuant to the voting agreement, Mr. Düster was selected to serve on our board of directors as designated by Capital Royalty Partners II L.P. or its affiliates.

A majority of the authorized number of directors constitutes a quorum of the board of directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the board of directors may be taken without a meeting if all members of the board of directors individually or collectively consent in writing to the action.

Director Independence

Under the listing requirements and rules of the Nasdaq Capital Market, or Nasdaq, independent directors must compose a majority of a listed company’s board of directors within a one‑year period following the completion of its initial public offering. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees must be independent within the meaning of applicable Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A‑3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Our board of directors undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. In making this determination, our board of directors considered the current and prior relationships that each non‑employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non‑employee director and the association of our directors with the holders of more than 5% of our common stock.

As a result of this review, our board of directors determined that all of our directors, other than Mr. Timberlake and Mr. Düster qualify as “independent” directors within the meaning of the Nasdaq rules. Nasdaq rules require that a majority of the board of directors and each member of our audit, compensation, and nominating and corporate governance committees be independent. We believe we are compliant with these independence requirements. As required under applicable Nasdaq rules, we anticipate that our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present. There are no family relationships among any of our directors or executive officers.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A‑3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A‑3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each of Brian K. Roberts, Dr. Rodney D. Altman and Peter J. Devlin qualify as an independent director pursuant to Rule 10A‑3.

Board Leadership Structure

Our board of directors is chaired by Peter J. Devlin. We have a separate chair for each committee of our board of directors, all of whom are independent directors. There are currently three (3) active committees of the board: the audit committee, the compensation committee and the nominating and corporate governance committee. In addition to these formal committees, from time to time the Board may establish a finance committee or a pricing committee to facilitate near-term transactions. The chairs of each committee report on the activities of their committees in fulfilling their responsibilities at the meetings of our board of directors. In the absence of a chairman, one or more of our independent board members oversees the executive session. The chief executive officer works with all of our board members to set the agendas for our board meetings. Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Committees

Audit Committee

The members of our audit committee are Brian K. Roberts, Dr. Rodney D. Altman and Peter J. Devlin, and Mr. Roberts serves as the chair. Our board of directors has determined that each of the members of our audit committee satisfies Nasdaq and SEC independence requirements and that Mr. Roberts qualifies as an audit committee financial expert within the meaning of SEC regulations. In making this determination, our board has considered the formal education and nature and scope of his previous experience. Our audit committee met four times during the year ended December 31, 2018.

Among other matters, the audit committee is responsible for:

•	appointing our independent registered public accounting firm;
•	evaluating our independent registered public accounting firm’s qualifications, independence and performance;
•	determining the engagement of our independent registered public accounting firm;
•	reviewing and approving the scope of the annual audit and the audit fee;
•	discussing with management and our independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;
•	approving the retention of our independent registered public accounting firm to perform any proposed permissible non‑audit services;
•	monitoring the rotation of partners of our independent registered public accounting firm on our engagement team as required by law;
•
reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•	reviewing our critical accounting policies and estimates; and
•	annually reviewing the audit committee charter and the committee’s performance.

The audit committee operates pursuant to a charter adopted by our board of directors that satisfies the applicable standards of the SEC and Nasdaq.

Compensation Committee

The members of our compensation committee are Peter Devlin and Dr. Rodney Altman and Mr. Devlin serves as the chair. Our board of directors has determined that each of the members of our compensation committee satisfies Nasdaq and SEC independence requirements. The compensation committee operates under a written charter that satisfies the applicable standards of Nasdaq.  A copy of which is available at our website at www.valeritas.com.  Our compensation committee met eight times during the year ended December 31, 2018. The compensation committee’s responsibilities include:

•	annually reviewing and making recommendations to the board of directors with respect to corporate goals and objectives relevant to the compensation of our chief executive officer;
•
evaluating the performance of our chief executive officer in light of such corporate goals and objectives and making recommendations to the board of directors with respect to the compensation of our chief executive officer;

•	reviewing and approving the compensation of our other executive officers;
•	reviewing and establishing our overall management compensation, philosophy and policy;
•	overseeing and administering our compensation and similar plans;
•	reviewing and approving our policies and procedures for the grant of equity-based awards;
•	reviewing and making recommendations to the board of directors with respect to director compensation;
•	reviewing and discussing with management the compensation discussion and analysis that may be required from time to time to be included in our annual proxy statement of Annual Report on Form 10-K; and
•	reviewing and discussing with the board of directors corporate succession plans for the chief executive officer and other key officers.

Certain of our executive officers may provide information and assist our compensation committee in carrying out its functions, however, the compensation committee considers potential compensation actions and makes decisions independently. In February 2017, our compensation committee engaged the services of Arnosti Consulting, Inc., a compensation consultant, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compared to the compensation practices of other companies. Arnosti reports directly to the compensation committee. Arnosti does not provide any services to us other than the services provided to the compensation committee, and as an advisor to management for certain company-wide compensation programs and plans. The compensation committee believes that Arnosti does not have any conflicts of interest in advising the compensation committee under applicable SEC rules or Nasdaq listing standards.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Joe Mandato, D.M. and Katherine Crothall, Ph.D., with Dr. Mandato serving as the chair. Our board of directors has determined that each member of the committee satisfies Nasdaq and SEC independence requirements. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of Nasdaq, a copy of which is available at our website at www.valeritas.com. Our nominating and corporate governance committee met two times during the year ended December 31, 2018. The nominating and corporate governance committee’s responsibilities include, among other things:

•	developing and recommending to the board of directors criteria for board and committee membership;
•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders
•	reviewing the size and composition of the board of directors to ensure that it is composed of members with the appropriate skills and expertise to advise us;
•	identifying individuals qualified to become members of the board of directors;
•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;
•	developing a mechanism by which violations of the code of business conduct and ethics can be reported in a confidential manner; and
•	overseeing the evaluation of the board of directors and management.

Our board of directors may from time to time establish other committees.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or during the last completed fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

Meetings of the Board of Directors

The full board of directors met seven times during the year ended December 31, 2018.  The committee directors attended 100% of the total number of meetings of the board of directors, the compensation committees and the audit committee during our year ended December 31, 2018.

It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We have scheduled our Annual Meeting on the same day as a regularly scheduled board of directors meeting in order to facilitate attendance by the members of our board of directors. All of our directors at the time of our 2018 annual meeting of stockholders attended the 2018 annual meeting of stockholders.

Role of the Board in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. The board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks.

Director Nomination Process

In considering whether to recommend any candidate for inclusion in our board of directors’ slate of recommended directors, including candidates recommended by stockholders, the nominating and corporate governance committee applies a certain set of criteria, including, but not limited to, the candidate’s integrity, business acumen, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all stockholders. Our board of directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to our board of directors. However, our board of directors believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. The committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

Director Compensation

Directors who are employees of us or our principal stockholders have not historically received compensation for their services on our board of directors. During 2017, certain of our non‑employee directors who were not employees of our principal stockholders received annual cash retainers of $35,000 as compensation for their services on our board as indicated in the table below. In addition, we have from time to time granted stock option awards to certain non‑employee directors as compensation for their service on our board.

•	$35,000 per year for service as a board of directors member;
•	$30,000 per year for service as chairman of the board of directors;
•	$17,375 per year for service as chairman of the audit committee;
•	$12,600 per year for service as chairman of the compensation committee;
•	$7,625 per year for service as chairman of the nominating and corporate governance committee;
•	$7,500 per year for service as a member of the audit committee;
•	$6,000 per year for service as a member of the compensation committee; and
•	$4,500 per year for service as a member of the nominating and corporate governance committee.

In February 12, 2018, the compensation committee, working with its independent compensation consultant, approved the following cash compensation for the non-employee directors for each director’s board services for fiscal year 2018, as applicable:

•	$35,000 per year for service as a board of directors member;
•	$30,000 per year for service as chairman of the board of directors;
•	$17,375 per year for service as chairman of the audit committee;
•	$12,000 per year for service as chairman of the compensation committee;
•	$7,625 per year for service as chairman of the nominating and corporate governance committee;
•	$7,500 per year for service as a member of the audit committee;
•	$6,000 per year for service as a member of the compensation committee; and
•	$4,500 per year for service as a member of the nominating and corporate governance committee.

The following table provides information about the options held by our non‑employee directors as of December 31, 2018.

Name	Aggregate Option Awards Outstanding (#)
Luke Düster	–
Katherine D. Crothall, Ph.D.	69,875	(1)
Rodney Altman, M.D.	69,875	(1)
Peter Devlin	69,875	(1)
Brian K. Roberts	69,875	(1)
Joseph M. Mandato, D.M.	69,875	(1)

(1)
As of December 31, 2018, 14,312 shares underlying this option were vested. The shares underlying this option vest in equal quarterly installments over eight quarters. The shares underlying these options vest in full on November 20, 2020.

The table below shows information regarding compensation earned during the year ended December 31, 2018 by our non‑employee directors who served on our board of directors during 2018.

Name	Fee Earned Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Luke Düster	-	-	-
Katherine D. Crothall, Ph.D.	38,875	30,222	69,097
Rodney Altman, M.D.	47,375	30,222	77,597
Peter Devlin	81,375	30,222	111,597
Brian K. Roberts	51,781	30,222	82,003
Joseph M. Mandato, D.M.	41,969	30,222	72,191

(1)
Represents the aggregate grant‑date fair value of stock options granted during 2018 and still outstanding as at December 31, 2018, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures.

Limitation on Liability and Indemnification Matters

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•	any transaction from which the director derived an improper personal benefit.

Our amended and restated certificate of incorporation and amended and restated bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. Our amended and restated bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his, her or its actions in that capacity regardless of whether we would otherwise be permitted to indemnify him, her or it under Delaware law.

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into indemnification agreements with each of our directors. These agreements provide for the indemnification of our directors, officers and certain other reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were our agents. We believe that these provisions in our amended and restated certificate of incorporation, amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. This description of the limitation of liability and indemnification provisions of our amended and restated certificate of incorporation, of our amended and restated bylaws and of our indemnification agreements is qualified in its entirety by reference to these documents.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors, officers or employees as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director, officer or employee.

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with the board of directors or with an individual member of the board of directors may do so by writing to the board of directors or to the particular member of the board of directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

MANAGEMENT

The following table provides information concerning our executive officers as of the Record Date:

Name	Age	Position
John E. Timberlake	54	Chief Executive Officer, President and Director
Erick Lucera	51	Chief Financial Officer
Mark Conley	57	Vice President, Corporate Controller and Treasurer
Geoffrey Jenkins	67	Executive Vice President, Manufacturing, Operations and Research & Development
Matthew Nguyen	49	Chief Commercial Officer
Joseph Saldanha	54	Chief Business Officer

Executive Officers

John E. Timberlake. Please see Mr. Timberlake’s biography on page 25 of this proxy statement under the section entitled “Proposal Four—Election of Directors—Nominees for Class III Directors for a Term Expiring in 2022.”

Erick Lucera has served as our Chief Financial Officer since August 2016. Since August 2017 Mr. Lucera has served as a member of the board of directors as chairman of the audit committee of AIT Therapeutics. From April 2015 to August 2016, Mr. Lucera served as the Chief Financial Officer, Treasurer and Secretary of Viventia Bio Inc., a late-stage oncology company. From December 2012 to April 2015, he served as Vice President, Corporate Development at Aratana Therapeutics, Inc., a specialty pharmaceutical company focused on companion animals. He served as Vice President, Corporate Development at Sunshine Heart, Inc. a medical device company from March 2012 to December 2012. Mr. Lucera served as Vice President, Healthcare Analyst at Eaton Vance Management, a global asset manager, from February 2008 to November 2011. Mr. Lucera also held various positions at Intrepid Capital Partners, Independence Investment Associates, LLC and Price Waterhouse & Co. from 1990 to 2008. Mr. Lucera earned a C.P.H. from Harvard University in 2001, an M.S.F. from Boston College in 1999, an M.B.A. from Indiana University in 1995 and a Bachelor's Degree in Accounting from The University of Delaware in 1990. Mr. Lucera currently holds a CFA designation. Mr. Lucera previously held CMA and CPA designations, both of which are expired.

Mark Conley has served as our Vice President, Corporate Controller and Treasurer since February 2016, prior to which he served as our Director of Financial Planning & Analysis since joining Valeritas in August 2012. Mr. Conley was Global Finance Director of the radiation instrumentation business at Thermo Fisher Scientific from 2007 to 2012. In addition, he served at Iron Mountain, Inc. as Vice President, Financial Planning & Analysis from 2005 to June 2007 and Division Controller from 1998 to 2004, as Chief Financial Officer and Controller at HoltraChem Group from 1996 to 1998 and in successive financial leadership roles including Operations Controller at Haemonetics Corporation from 1991 to 1996. Mr. Conley earned a B.S. in Accounting from Oklahoma State University, an M.B.A. from Bryant College, and is a Certified Public Accountant.

Geoffrey Jenkins. Mr. Jenkins has served as our Executive Vice President, Manufacturing, Operations and Research & Development since he joined Valeritas in April 2009. Mr. Jenkins was Vice President of Worldwide Operations for Inverness Medical, a healthcare technology company, from 2005 to 2009. From 2000 to 2005, he was President and Founding Partner of UV-Solutions, LLC, a healthcare technology company, and from 1997 to 1999 he was Chief Operating Officer of MDI Instruments, Inc., a healthcare technology company. Mr. Jenkins was also Corporate Vice President of Operations of MediSense, Inc. from 1991 to 1997. Prior to becoming Corporate Vice President of Operations, he held various other positions in Operations and Engineering Management with MediSense from 1984 to 1991. Mr. Jenkins earned a B.A. and a B.S. from Clarkson University.

Matthew Nguyen has served as our Chief Commercial Officer since December 2016. Mr. Nguyen served as our Sr. Vice President, Commercial from February 2016 to December 2016 and as our Vice President for Integrated Healthcare Management since joining Valeritas in September 2006. Mr. Nguyen was a New Business Development Director for Janssen, LP, a division of Johnson & Johnson, from 2005 to 2006. He served as head of health economics research for metabolism, new product marketing, and head of analytics and commercial effectiveness for the CNS business unit at Sanofi from 2000 to 2005. Mr. Nguyen earned a B.S. in Pharmacy and a Doctor of Pharmacy from the Philadelphia College of Pharmacy and Science. He also completed a Fellowship in Health Economics and Outcomes Research in conjunction with Thomas Jefferson University Hospital and Janssen Pharmaceutical, Inc. and earned an M.B.A. from Rutgers University in New Jersey.

Joseph Saldanha has served as our Chief Business Officer since January 2018. From April 2016 to July 2017, Mr. Saldanha served as Vice President, Marketing and Business Development of MannKind Corporation. From January 2012 to May 2015, Mr. Saldanha was the General Manager, JULPHAR Diabetes for Gulf Pharmaceutical Industries. Mr. Saldanha has also worked on the Aventis-Pfizer partnership for Exubera and for Sanofi and its predecessors from 2001 to 2008, launching Actonel for osteoporosis in the U.S., and for Lantus in international markets from Paris. Prior to that, from 2008 to 2010, Mr. Saldanha worked in business development at Johnson and Johnson Diabetes, where he helped bring both LifeScan for self-monitoring blood glucose and Animas for insulin pumps to the market. Mr. Saldanha also worked in the United Arab Emirates in a general management role with responsibility for insulin API, diabetes orals and injectables, and distribution of Dexcom CGM for the Middle-Eastern markets from 2012 to 2015. Mr. Saldanha earned a Bachelor of Science degree from Drexel University and a Master of Science degree from the University of Pennsylvania, both in Philadelphia.

EXECUTIVE COMPENSATION

The Compensation Committee, in consultation with the Board, is responsible for establishing, implementing and overseeing our overall compensation strategy and policies, including our executive compensation program, in a manner that supports our business objectives.  Our Compensation Committee adheres to a long‑standing pay‑for‑performance philosophy. The Compensation Committee continually evaluates our compensation program, taking into consideration best practices and emerging trends, stockholder input as well as data and feedback provided by our independent executive compensation consultant.

Our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers, which we refer to as our NEOs, for the year ended December 31, 2018 were:

•	John E. Timberlake, Chief Executive Officer and President;
•	Geoffrey Jenkins, Executive Vice President, Manufacturing Operations & R&D;
•	Erick Lucera, Chief Financial Officer;
•	Matthew Nguyen, Chief Commercial Officer; and
•	Joseph Saldanha, Chief Business Officer.

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers for the years ended December 31, 2018 and 2017. All amounts reflect compensation received from Valeritas.

Name and Principal Position	Year	Salary(1) ($)	Option Awards(2) ($)	Non‑Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total(5) ($)
John E. Timberlake	2018	450,000	992,000	196,304	8,250	1,646,554
Chief Executive Officer and President	2017	414,577	1,335,000	174,900	5,400	1,929,877
Erick Lucera	2018	310,000	231,720	89,798	8,206	639,724
Chief Financial Officer	2017	276,250	525,456	86,328	5,400	893,434
Geoffrey Jenkins(4)	2018	235,261	279,290	68,957	24,220	607,728
Executive Vice President, Manufacturing, Operations and R&D	2017	242,287	961,200	90,858	28,846	1,323,191
Matthew Nguyen	2018	314,000	308,190	91,823	5,079	719,092
Chief Commercial Officer	2017	302,269	580,280	85,013	5,400	972,962
Joseph Saldanha Chief Business Officer	2018	270,000	279,000	73,212	6,542	628,754

(1)	Represents actual amounts paid. Base salary is presented on a FTE basis in the narrative disclosure below.

(2)
Represents the aggregate grant‑date fair value of stock options and restricted stock granted during the indicated year computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures.

(3)	Represents amounts earned for the indicated year under our annual performance bonus program. For additional information, see “Annual Performance Bonuses” below.

(4)	Represents company matching contributions to 401(k) plan accounts and discretionary bonus payments.

(5)	Represents table of total compensation not including ESPP compensation of $2,530 for Mr. Nguyen and $3,434 for Mr. Timberlake

Narrative Explanation of Certain Aspects of the Summary Compensation Table

The primary elements of compensation for the named executive officers are base salary, cash bonuses and long‑term equity‑based compensation awards. The named executive officers also participate in employee benefit plans and programs that are offered to other full‑time employees on the same basis.

Base Salaries

The named executive officers receive a base salary to compensate them for the satisfactory performance of services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for the named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent and were originally established in each named executive officer’s employment agreement.

In February 2017, our compensation committee reviewed the annual salaries of the named executive officers and approved a 3% increase for Mr. Jenkins on his base salary, a 6% increase for Mr. Lucera, a 5% increase for Mr. Nguyen and a 5% increase for Mr. Timberlake, effective February 27, 2017. Following the increases, the new base salary for Mr. Jenkins was $380,750, for Mr. Lucera was $275,000, for Mr. Nguyen was $300,000 and for Mr. Timberlake was $412,000.

In February 2018, our compensation committee reviewed the annual salaries of the named executive officers with the advice of the compensation committee’s consultant and recommended to the board of directors, and the board of directors subsequently approved, a 3.0% increase for Mr. Jenkins on his base salary, a 12.7% increase for Mr. Lucera, a 4.7% increase for Mr. Nguyen and a 9.2% increase for Mr. Timberlake, effective February 19, 2018. Following the increases, the new base salary for Mr. Jenkins was $392,102, for Mr. Lucera was $310,000, for Mr. Nguyen was $314,000 and for Mr. Timberlake was $450,000.

In February 2019, our compensation committee reviewed the annual salaries of the named executive officers with the advice of the compensation committee’s consultant and recommended to the board of directors, and the board of directors subsequently approved, a 3.0% increase for Mr. Jenkins on his base salary, a 8.0% increase for Mr. Lucera, a 6.0% increase for Mr. Nguyen, a 4.0% increase for Mr. Saldanha and a 3.0% increase for Mr. Timberlake, effective February 18, 2019. Following the increases, the new base salary for Mr. Jenkins was $403,865, for Mr. Lucera was $334,800, for Mr. Nguyen was $332,840, for Mr. Saldanha was $280,800 and for Mr. Timberlake was $463,500.

The 2017, 2018 and 2019 increases in base salary were made in recognition of our named executive officers’ individual performance and contributions to company performance in those years and as a result of comparing the compensation paid to our named executive officers with the compensation paid to other executive officers within our company’s peer group who have similar titles and perform similar roles to our named executive officers.

Annual Performance Bonuses

We offer our named executive officers the opportunity to earn annual cash bonuses that are intended to compensate them for achieving short‑term company and individual performance goals. Our compensation committee establishes the target bonuses of our named executive officers, which are evaluated from time to time.

Each named executive officer’s target annual bonus is typically expressed as a percentage of base salary. For 2017, Mr. Timberlake’s target bonus was 75% of his base salary, Mr. Lucera’s target bonus was 50% of his base salary, Mr. Nguyen’s target bonus was 50% of his base salary and Mr. Jenkins’ target bonus was 50% of his base salary. Target bonuses for each of the named executive officers were unchanged in 2018. In February 2019, our compensation committee reviewed the achievement of the foregoing target bonus percentages, and with the advice of the compensation committee’s consultant, recommended to the board of directors, and the board of directors subsequently approved, bonus payments for the named executive officers as set forth in the table above under the heading “Non-Equity Incentive Plan Compensation.”

In February 2019, our compensation committee reviewed the target annual bonus for each named executive officer with the advice of the compensation committee’s consultant and recommended to the board of directors, and the board of directors subsequently approved, a 2019 target bonus for Mr. Timberlake of 75% of his base salary, a target bonus for Mr. Lucera of 50% of his base salary, a target bonus for Mr. Nguyen of 50% of his base salary, and a target bonus for Mr. Jenkins of 50% of his base salary, each of which reflect the same respective target annual bonuses for the prior fiscal year.

For 2017 and 2018, annual cash bonuses were based on achievement of a combination of corporate and individual  objectives, except for Mr. Timberlake, whose bonus is based entirely on achievement of our company’s corporate objectives. The 2017 and 2018 corporate objectives related to implementation of our company’s business strategy, revenue, manufacturing costs and quality, financial and capital management. In 2017 and 2018, the named executive officers, with the exception of Mr. Timberlake, whose bonus is based entirely on achievement of our company’s corporate objectives, were evaluated based on the corporate objectives as a team as well as their individual objectives  related to each named executive officer’s areas of responsibility within our company and the named executive officer’s ability to influence the success of those areas.

Actual payouts of 2017 and 2018 cash bonuses were determined by multiplying each named executive officer’s respective target amount by his base pay earnings for the fiscal year, multiplied by an individual bonus multiplier (0‑150%), which was then multiplied by the company bonus multiplier (0‑150%). The bonus multipliers represent our compensation committee’s evaluation of company performance and each named executive officer’s individual performance against the established targets.

In February 2018, the Board approved 2018 goals and objectives for: (i) generating revenue in the United States from sales of V-Go,  (ii) lowering cost of goods manufactured and achieving certain other pre-defined quality, manufacturing and supply metrics; (iii) achieving certain pre-defined business development goals; and (iv) achieving of certain milestones with respect to development of V-Go SIM.

Notwithstanding the establishment of the performance components and the formula for determining the cash bonus payment amounts as described above, our compensation committee may exercise positive or negative discretion in determining the levels of achievement of performance goals or elect to award a greater or lesser amount to any named executive officer than the amount determined by the annual cash bonus formula if, in the exercise of its business judgment, our compensation committee determines that adjustments are warranted under the circumstances.

In February 2019, the Board reviewed the achievement of the 2018 goals and objectives, and based upon such review, approved 60% of each of the named executive officers’ target bonus amounts, resulting in a 2019 bonus for Mr. Timberlake of 45% of his base earnings, a bonus for Mr. Lucera of 30% of his base earnings, a bonus for Mr. Nguyen of 30% of his base earnings, and a bonus for Mr. Jenkins of 30% of his base earnings.

Also in February 2019, the Board approved the goals and objectives for 2019 regarding: (i) total revenue from sales of V-Go; (ii) advancement of the V-Go SIM in the United States; (iii) lower cost of goods manufactured and achieving of certain other pre-defined quality, manufacturing and supply metrics; (iv) achievement of value creating business development goals.

Equity Compensation

We offer stock options to all of our employees, including our named executive officers, as the long‑term incentive component of our compensation program, which we consider necessary to enable us and certain of our affiliates to obtain and retain services of these individuals, which we believe is essential to our long‑term success. We typically grant stock options to all of our employees when they commence employment with us and may thereafter grant additional awards in the discretion of our board of directors. Our stock options generally allow key employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant, as determined by the plan administrator, and are intended to qualify them as incentive stock options under the Internal Revenue Code of 1986, as amended.

On June 20, 2014, Valeritas adopted the Valeritas, Inc. 2014 Incentive Compensation Plan, or the 2014 Plan, to facilitate the grant of cash and equity incentives to directors, employees (including Named executive officers) and consultants of Valeritas and certain of its affiliates.

Stock options under the 2014 Plan typically vested as to 25% of the shares subject to the option on the initial vesting date, which is the first anniversary of the date of grant, and in equal monthly installments over the following 36 months, subject to the holder’s continued employment with Valeritas.

In connection with our corporate merger in 2016, or the 2016 Merger, the 2014 Plan was terminated and we adopted the Valeritas Holdings, Inc. 2016 Equity Incentive Compensation Plan, or the 2016 Plan, and options held by the named executive officers to purchase shares of Valeritas common stock under the 2014 Plan were canceled. For additional information about the 2016 Plan, see the section entitled “2016 Incentive Compensation Plan” below.

From time to time, our board of directors may also construct alternate vesting schedules as it determines are appropriate to motivate particular employees. Stock options granted to our key employees may be subject to accelerated vesting in certain circumstances, including as described below for the named executive officers in the section entitled “Severance and Change in Control Benefits.”

In March 2019, our compensation committee recommended to our board of directors, and our board of directors approved, an option grant to each named executive officer to purchase shares of our common stock under the 2016 Plan as long term incentive, taking into consideration each officer’s 2018 performance. The options were granted on March 7, 2019 with an exercise price equal to the closing price of our common stock on the Nasdaq Capital Market on the date of grant, and vest as follows: 3 year total; 25% of the shares underlying each option will vest one year after date of grant with the remaining vesting in substantially equal quarterly installments for 8 quarters thereafter. The number of shares underlying each option is set forth in the table below.

Name	Number of Securities Underlying Options (#) Unexercisable
John E. Timberlake	1,000,000
Erick Lucera	280,000
Geoffrey Jenkins	260,000
Matt Nguyen	270,000
Joseph Saldanha	260,000

No stock options were granted to our named executive officers during 2017 under the 2014 Plan.

Retirement, Health, Welfare and Additional Benefits

The named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, flexible spending accounts and short‑ and long‑term disability and life insurance, to the same extent as other full‑time employees, subject to the terms and eligibility requirements of those plans. The named executive officers are also eligible to participate in a tax qualified 401(k) defined contribution plan to the same extent as other full‑time employees. Currently, we match contributions made by participants in the 401(k) plan up to 3% of the employee contributions, and these matching contributions fully vest on the third anniversary of the date on which the contribution is made.

In September 2017, we implemented an Employee Stock Purchase Plan, enabling our employees to acquire equity ownership in our company through a payroll deduction program.

Outstanding Equity Awards as of December 31, 2018

The following tables summarize the outstanding equity awards held by the named executive officers as of December 31, 2018 which consists of company options.

Name	Grant Date	Number of Securities Underlying Options Exercisable (#)	Number of Securities Underlying Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
John E. Timberlake	5/3/2016	37,966	6,159	(1)	40.00	5/3/2026
John E. Timberlake	3/23/2017	117,187	70,313	(2)	7.12	3/23/2027
John E. Timberlake	2/13/2018	–	100,000	(7)	3.07	2/13/2028
John E. Timberlake	11/20/2018	–	1,500,000	(8)	0.41	11/20/2028
Erick Lucera	9/7/2016	8,086	6,289	(3)	42.88	9/7/2026
Erick Lucera	3/23/2017	32,287	41,513	(6)	7.12	3/23/2027
Erick Lucera	2/13/2018	–	27,000	(7)	3.07	2/13/2028
Erick Lucera	11/20/2018	–	363,000	(8)	0.41	11/20/2028
Geoffrey Jenkins	5/3/2016	23,312	- (4)		40.00	5/3/2026
Geoffrey Jenkins	3/23/2017	118,125	16,875	(5)	7.12	3/23/2027
Geoffrey Jenkins	2/13/2018	–	25,000	(7)	3.07	2/13/2028
Geoffrey Jenkins	11/20/2018	–	494,000	(8)	0.41	11/20/2028
Matt Nguyen	5/3/2016	10,970	1,780	(1)	40.00	5/3/2026
Matt Nguyen	3/23/2017	50,937	30,563	(2)	7.12	3/23/2027
Matt Nguyen	2/13/2018	–	26,000	(7)	3.07	2/13/2028
Matt Nguyen	11/20/2018	–	557,000	(8)	0.41	11/20/2028
Joseph Saldanha	1/29/2018	–	60,000	(9)	3.43	1/29/2028
Joseph Saldanha	11/20/2018	–	219,000	(7)	0.41	11/20/2028

(1)	33% of shares underlying option vested one year from the date of grant. The remaining shares vest in substantially equal monthly installments for 24 months thereafter.

(2)	25% of shares underlying option vested six months from the date of grant. The remaining shares vest in substantially equal quarterly installments for 10 quarters thereafter.

(3)	25% of shares underlying option vested one year from the date of grant. The remaining shares vest in substantially equal monthly installments for 36 months thereafter.

(4)	50% of shares underlying option vested one year from the date of grant. The remaining shares vested in substantially equal monthly installments for 12 months thereafter.

(5)	25% of shares underlying option vested six months from the date of grant. The remaining shares vested in substantially equal quarterly installments for 6 quarters thereafter.

(6)	25% of shares underlying option vested six months from the date of grant. The remaining shares vested in substantially equal quarterly installments for 12 quarters thereafter.

(7)	25% of shares underlying option vested one year from the date of grant. The remaining shares vested substantially equal quarterly installments for 8 quarters thereafter.

(8)	50% of shares underlying options vested one year from the date of grant. The remaining shares vested substantially equal quarterly installments for 4 quarters thereafter.

(9)	25% of shares underlying option vested one year from the date of grant. The remaining shares vested in substantially equal quarterly installments for 8 quarters thereafter.

Employment Agreements

Mr. Timberlake and Mr. Jenkins

Valeritas entered into a new employment agreement with each of Mr. Timberlake, and Mr. Jenkins on March 4, 2015.

Mr. Timberlake’s agreement was first amended in February 2016, whereby he was appointed as Interim Chief Executive Officer while retaining his titles of President and Chief Commercial Officer upon the resignation of Ms. Peterson, our former Chief Executive Officer, in February 2016, and this agreement was later amended to appoint him as Chief Executive Officer while retaining his titles of President and Chief Commercial Officer as of May 3, 2016. In December 2016, Mr. Nguyen replaced Mr. Timberlake as Chief Commercial Officer. These agreements have initial terms of three years and automatically renew for successive one‑year periods following the initial term unless either party gives at least 30 days advance written notice of non‑renewal prior to the end of the applicable term.

The agreements entitle Mr. Timberlake and Mr. Jenkins to initial annual base salaries of $392,141 and $358,829, respectively, and annual target bonus opportunities of 50% and 35%, respectively, of their annual base salaries, with the amount of any such bonus based on the level of attainment of performance goals established by our board of directors.

In the event an NEO’s employment terminates on account of death or disability, the NEO (or the NEO’s estate in the case of death) is entitled to receive 3 months of base salary continuation.

Mr. Lucera

The employment agreement with Mr. Lucera was entered into on August 29, 2016 in connection with his appointment as our Chief Financial Officer. The agreement provides for an initial annual base salary of $260,000, subject to adjustment pursuant to Valeritas’ employee compensation policies in effect from time to time, and an initial annual target bonus opportunity of 35% of Mr. Lucera’s base salary based upon achievement of mutually agreed goals for each year.

If Mr. Lucera is terminated without cause or resigns for good reason, provided that he has timely executed a release of claims, he is entitled to receive, among other things, 9 months of base salary continuation and payment of a portion of COBRA premiums for up to 9 months of continued health insurance coverage, based on active employee cost‑sharing rates.

Mr. Nguyen

The employment agreement with Mr. Nguyen was entered into on December 20, 2016 in connection with his appointment as our Chief Commercial Officer. The agreement provides for an initial annual base salary of $287,000, subject to adjustment pursuant to Valeritas’ employee compensation policies in effect from time to time, and an initial annual target bonus opportunity of 35% of Mr. Nguyen’s base salary based upon achievement of mutually agreed goals for each year.

If Mr. Nguyen is terminated without cause or resigns for good reason, provided that he has timely executed a release of claims, he is entitled to receive, among other things, 9 months of base salary continuation and payment of a portion of COBRA premiums for up to 9 months of continued health insurance coverage, based on active employee cost‑sharing rates.

Severance and Change in Control Benefits

Unless otherwise set forth in the applicable employment agreement, and except for Mr. Timberlake as described below, in the event we terminate an NEO’s employment without cause or the NEO resigns for good reason (other than in connection with a change in control or due to death or disability), the NEO is entitled to receive (i) 9 months of base salary continuation; (ii) a pro‑rated portion of the annual bonus the NEO would otherwise have earned for the year of termination, based on actual performance for the full year and payable when such bonus would have otherwise been paid; (iii) any annual bonus earned but not yet paid for the completed fiscal year immediately prior to the termination date; and (iv) reimbursement for the our cost of providing continued health coverage for a period of 9 months or until the NEO is offered benefits from a subsequent employer, if earlier.

In the event we terminate Mr. Timberlake’s employment without cause or Mr. Timberlake resigns for good reason (other than in connection with a change in control or due to death or disability), he is entitled to receive (i) 12 months of base salary continuation; (ii) a pro‑rated portion of the annual bonus he would otherwise have earned for the year of termination, based on actual performance for the full year and payable when such bonus would have otherwise been paid; (iii) any annual bonus earned but not yet paid for the completed fiscal year immediately prior to the termination date; and (iv) reimbursement for the our cost of providing continued health coverage for a period of 12 months or until he is offered benefits from a subsequent employer, if earlier.

In the event we terminate an NEO’s, and except for Mr. Timberlake as described below, employment without cause or the NEO resigns for good reason (other than due to death or disability), in either case, within 3 months prior to a change in control (but within the “pre‑closing period” described below) or within 12 months following a change in control, the NEO is entitled to receive (i) 12 months of base salary continuation; (ii) a pro‑rated portion of the NEO’s target annual bonus for the year of termination; (iii) any annual bonus earned but not yet paid for the completed fiscal year immediately prior to the termination date; and (iv) reimbursement for the our cost of providing continued health coverage for a period of 12 months or until the NEO is offered benefits from a subsequent employer, if earlier. “Pre‑closing period” means the period commencing with our execution of a definitive agreement for a change in control transaction and ending on the earlier to occur of the closing of the change in control or the termination of such definitive agreement without the consummation of the change in control.

In the event we terminate Mr. Timberlake’s employment without cause or he resigns for good reason (other than due to death or disability), in either case, within 3 months prior to a change in control (but within the “pre‑closing period” described below) or within 12 months following a change in control, he is entitled to receive (i) 18 months of base salary continuation; (ii) a pro‑rated portion of his target annual bonus for the year of termination; (iii) any annual bonus earned but not yet paid for the completed fiscal year immediately prior to the termination date; and (iv) reimbursement for the our cost of providing continued health coverage for a period of 18 months or until he is offered benefits from a subsequent employer, if earlier. “Pre‑closing period” means the period commencing with our execution of a definitive agreement for a change in control transaction and ending on the earlier to occur of the closing of the change in control or the termination of such definitive agreement without the consummation of the change in control.

The severance payments and benefits described above are subject to the NEO timely executing a release of claims in our favor (except in the event of the NEO’s death) and to reduction in the event that the payments and benefits received in connection with a change in control would result in the imposition of excise taxes under Section 4999 of the Code and such reduction results in the NEO retaining a greater after‑tax amount.

“Cause” is generally defined in the employment agreements as the NEO’s (i) misappropriation of funds with respect to our company or affiliates; (ii) material violation of the employment agreement or the company’s employment policies; (iii) breach of any written confidentiality, nonsolicitation or noncompetition covenant with our company or affiliates; (iv) conviction of a felony; or (v) misconduct that has a material adverse effect on the business, operations, assets, properties, or financial condition of our company or affiliates.

“Good reason” is generally defined in the employment agreements as the occurrence of any of the following, subject to notice requirements and cure rights, without the NEO’s written consent (i) a material diminution in duties, authority or responsibilities; (ii) relocation of the NEO’s principal office location to a location more than 50 miles from the NEO’s principal office location immediately before the change; (iii) a material diminution by the company of the NEO’s base salary or target annual bonus; or (iv) any material breach by the company of the employment agreement.

The employment agreements contain restrictive covenants pursuant to which each NEO has agreed to refrain from competing with us or soliciting our clients, customers or employees, in each case, while employed and following the NEO’s termination of employment for a period of 9 months or 12 months if such termination is in connection with a change in control.

Long‑term Incentive Plans

The following summarizes the material terms of the long‑term incentive plans in which our employees, including the NEOs, participate. The summaries below are not intended to be a complete description of the long‑term incentive plans and are qualified in their entirety by the actual text of the plans to which reference is made.

Amended and Restated 2016 Equity Incentive Compensation Plan

We adopted the 2016 Plan in May 2016 upon the closing of the 2016 Merger. The 2016 Plan permits us to grant cash, stock and stock-based awards to eligible service providers. The 2016 Plan is intended to promote our interests by providing eligible service providers with the opportunity to participate in incentive compensation programs designed to encourage their continued service to us. As discussed below, our stockholders voted to amend and restate the 2016 Plan at our annual meeting of stockholders held on July 20, 2018.

Eligibility and Administration

Our employees, consultants and directors, and employees, consultants and directors of our parent or subsidiaries are eligible to receive awards under the 2016 Plan. The 2016 Plan is administered by a committee of two or more non-employee directors who qualify as independent under applicable stock exchange rules, 162(m) of the Internal Revenue Code and the Securities Exchange Act of 1934, except that the board of directors may ratify or approve any awards as it deems appropriate and the board of directors administers the 2016 Plan with respect to awards made to non-employee directors. The committee may delegate authority to one or more subcommittees. The particular entity administering the plan is referred to in this summary as the plan administrator.

The plan administrator has the authority (subject to the provisions of the 2016 Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the 2016 Plan and to make such determinations under, and issue such interpretations of, the provisions of the 2016 Plan and any outstanding awards thereunder as it may deem necessary or advisable. The plan administrator also sets the terms and conditions of all awards under the 2016 Plan, including any vesting and vesting acceleration conditions. Decisions of the plan administrator are final and binding on all parties having an interest under the 2016 Plan or any award thereunder.

Nothing in the 2016 Plan confers on the participant any right to continue in service for any period of time, or restricts our right, or the right of the participant, to terminate such person’s service at any time for any reason.

At December 31, 2017, an aggregate of 2,116,007 shares of common stock were allowed to be issued under the 2016 Plan, 47,658 of which were issued as voting and fully vested, restricted stock, 1,661,750 of which were issued as options, each to certain of our employees and officers, and 406,599 remained available for issuance under awards granted pursuant to the 2016 Plan. The number of shares available for issuance will be automatically increased on the first trading day in January of each calendar year during the term of the 2016 Plan by an amount equal to 4% of the shares of common stock outstanding on the final trading day of the immediately preceding calendar year, subject to an annual increase limit of 1,058,003 shares. As a result, the amount of shares available for issuance under the 2016 Plan automatically increased to 686,910 shares effective as of January 1, 2018. No more than 2,116,007 shares of common stock may be issued upon the exercise of incentive stock options, which amount will automatically be increased on the first trading day in January each calendar year by the number of shares of our common stock added to the share reserve on that day pursuant to automatic share increase feature of the 2016 Plan. Shares issued under the 2016 Plan may be authorized but unissued or reacquired shares, or shares purchased in the open market.

If an award under the 2016 Plan expires, terminates or is forfeited or cancelled, any shares subject to such award may, to the extent of such expiration, termination, forfeiture or cancellation, be used again for new grants under the 2016 Plan. If the exercise price of an option granted under the 2016 Plan is paid with shares of common stock, then the number of shares available for issuance under the 2016 Plan will be reduced by the net number of shares issued under the exercised option and not by the gross number of shares for which the option was exercised. Upon the exercise of a stock appreciation right under the 2016 Plan, the number of shares available for issuance under the 2016 Plan will be reduced by the net number of shares issued under the stock appreciation right and not by the gross number of shares for which the stock appreciation right was exercised. If shares of common stock are withheld in satisfaction of withholding taxes incurred in connection with the issuance, exercise or vesting of an award, then the authorized number of shares available for issuance under the 2016 Plan will be reduced by the net number of shares issued, exercised or vested under such award.

At our annual meeting of stockholders held on July 20, 2018, our stockholders voted to approve an amended and restated version of the 2016 Plan. Prior to the stockholder meeting, the 2016 Plan imposed the following limitations on the size of the awards which may be made on a per participant basis:

•	No one person may receive stock options and stand-alone stock appreciation rights for more than 1,058,003 shares of our common stock in the aggregate per calendar year.
•
No one person may receive direct stock issuances or stock-based awards (other than stock options and stand-alone stock appreciation rights) for more than 1,058,003 shares of our common stock in the aggregate per calendar year.

•
The maximum dollar amount for which a participant may receive awards denominated in dollars and subject to one or more performance measures will be limited to $3,000,000 in the aggregate per calendar year within the applicable performance measurement period.

As a result of our stockholder meeting, the 2016 Plan was amended and restated to provide for:

•	an increase of 5,603,682 shares to the 2016 Plan, resulting in an aggregate amount of shares available for issuance under the 2016 Plan of 8,000,000 shares;
•	an increase in the annual evergreen limit cap and the individual annual limit cap to a maximum of 15,000,000 shares (the annual evergreen will therefore be the lesser of 4% or 15,000,000); and
•
a provision providing that during a calendar year, no non-employee member of our board of directors may be granted any compensation (including cash and awards under the 2016 Plan) with a fair value, as determined under our accounting rules, in excess of $700,000.

Awards

The 2016 Plan is divided into three incentive programs, which include (i) the discretionary grant program under which eligible persons may be granted options, including incentive stock options, or ISOs, and nonqualified stock options, or NSOs, or stock appreciation rights, or SARs; (ii) the stock issuance program under which eligible persons may be issued direct stock, restricted stock awards, restricted stock units, performance shares or other stock-based awards; and (iii) the incentive bonus program under which eligible persons may be issued performance unit awards, dividend equivalent rights or cash incentive awards.

Certain awards under the 2016 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Internal Revenue Code, which may impose additional requirements on the terms and conditions of such awards. Awards under the 2016 Plan will be set forth in award agreements, which will detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type available for issuance under each of the discretionary grant program, stock issuance program and incentive bonus program follows.

Discretionary Grant Program

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Stock Options.  Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Internal Revenue Code are satisfied. ISOs may only be granted to our employees. Anyone eligible to participate in the 2016 Plan may receive an award of NSOs. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). To the extent that the aggregate fair market value of shares of our common stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by an option holder during any calendar year exceeds $100,000, such ISOs will be treated as NSOs. The plan administrator may determine the time or times when a stock option is to become exercisable, the vesting schedule (if any) applicable to a stock option and whether a granted stock option is an ISO or NSO. In general, an option may only be exercised while an option holder is employed by, or providing service to, us or our subsidiaries, unless provided otherwise in the option holder’s award agreement. An option holder may exercise an option by delivering notice of exercise to us. The option holder will pay the exercise price (in the form as provided in the 2016 Plan and the award agreement) and any withholding taxes for the option. The Plan Administrator will have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the 2016 Plan and to grant in substitution therefore new options covering the same or different number of shares with an exercise price per share based on the fair market value per share on the new option grant date.

•
SARs.  Two types of SARs are authorized for issuance under the 2016 Plan, tandem SARs and stand-alone SARs. Tandem SARs entitle their holder to elect to exercise the underlying option in exchange for shares of common stock or, with the consent of the plan administrator, to surrender the option in exchange for an amount equal to the excess of the fair market value of the shares on the date of surrender over the aggregate exercise price of such shares. Stand-alone SARs entitle their holder, upon exercise, to receive from us an amount equal to the excess of the fair market value of the shares on the date of exercise over the aggregate base price of such shares. The base price of a stand-alone SAR will not be less than 100% of the fair market value of the underlying share on the date of grant and the term may not be longer than ten years. The plan administrator may determine the time or times when a SAR is to become exercisable and the vesting schedule (if any) applicable to a SAR. SARs may be settled in cash, shares of common stock or a combination of the two, as determined by the plan administrator.

•	Rights as a Stockholder. Participants will not have any stockholder rights with respect to the shares subject to options or SARs until the award vests and the shares are actually issued.

Stock Issuance Program

•
Restricted Stock, RSUs, Performance Shares and Stock Payments.  Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. Performance shares are contractual rights to receive a range of shares of our common stock in the future based on the attainment of specified performance goals, in addition to other conditions which may apply to these awards. Conditions applicable to restricted stock, RSUs and performance shares may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. Stock payments are awards of fully vested shares of our common stock that may be issued for any of the following items of consideration: cash or check, past services rendered to the company or any other valid consideration.

•
Rights as a Stockholder. Participants will have full stockholder rights with respect to any shares of stock issued under the stock issuance program, whether or not the participant’s interest in those shares is vested. Accordingly, participants will have the right to vote such shares and to receive any regular cash dividends paid on such shares, subject to any applicable vesting requirements, including (without limitation) the requirement that any dividends paid on shares subject to performance vesting conditions will be held in escrow by us and will not vest or be paid prior to the time those shares vest. Participants will not have any stockholder rights with respect to the shares subject to restricted stock units or share right awards until that award vests and the shares are actually issued. However, dividend equivalents (as described below) may be paid or credited, either in cash or in actual or phantom shares of stock, on outstanding restricted stock unit or share right awards, subject to terms and conditions the plan administrator deems appropriate. No dividend equivalents relating to restricted stock units or share right awards subject to performance vesting conditions will vest or otherwise become payable prior to the time the underlying award (or portion thereof to which the dividend equivalents units relate) vests.

Incentive Bonus Program

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Cash Awards and Performance Unit Awards.  Cash awards are cash incentive bonuses subject to vesting conditions or performance goals as determined by the plan administrator. Performance unit awards represent the holder’s right to receive cash or participate in a bonus pool, the value of which is tied to the attainment of pre-established corporate objectives and receipt of which may be based on continuing service as determined by the plan administrator.

•
Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards. Dividend equivalents are credited as of dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator.

Performance Awards

Performance awards include any of the foregoing awards that are granted subject to vesting and/or payment based on the attainment of specified performance objectives that may include but are not limited to: (i) revenue, organic revenue, net sales, or new-product revenue or net sales, (ii) achievement of specified milestones in the discovery and development of the company’s technology or of one or more of the company’s products, (iii) achievement of specified milestones in the commercialization of one or more of the company’s products, (iv) achievement of specified milestones in the manufacturing of one or more of the company’s products, (v) expense targets, (vi) share price, (vii) total shareholder return, (viii) earnings per share, (ix) operating margin, (x) gross margin, (xi) return measures (including, but not limited to, return on assets, capital, equity, or sales), (xii) productivity ratios, (xiii) operating income, (xiv) net operating profit, (xv) net earnings or net income (before or after taxes), (xvi) cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), (xvii) earnings before or after interest, taxes, depreciation, amortization and/or stock-based compensation expense, (xviii) economic value added, (xix) market share, (xx) working capital targets, (xxi) achievement of specified milestones relating to corporate partnerships, collaborations, license transactions, distribution arrangements, mergers, acquisitions, dispositions or similar business transactions, and (xxii) employee retention and recruiting and human resources management. Performance goals may be based upon the attainment of specified levels of performance under one or more of these measures relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any of our affiliates. Each applicable performance goal may be structured at the time of grant to provide for appropriate adjustments or exclusions for unusual or infrequently occurring items or events, and such other events as set forth in the 2016 Plan.

The plan administrator has the authority, consistent with section 162(m) of the Internal Revenue Code, to structure awards under the stock issuance program so that the awards vest upon the achievement of certain pre-established corporate performance objectives based on one or more of the performance goals described above and measured over the performance period specified by the plan administrator.

Certain Transactions

The plan administrator has broad discretion to take action under the 2016 Plan, as well as to make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders, the plan administrator will make equitable adjustments to the 2016 Plan and outstanding awards. In the event of a change in control of our company (as defined in the 2016 Plan), each outstanding award under the discretionary grant program and stock issuance program may, as determined by the plan administrator, be continued or assumed by the successor entity, be replaced with a cash incentive program of the successor entity or be subject to other limitations as imposed by the plan administrator at the time of grant. However, if the plan administrator determines that any outstanding award is not to be continued, assumed or replaced, such award shall become fully vested and exercisable. Awards under the incentive bonus program may be structured by the plan administrator such that those awards automatically vest upon a change in control of our company or upon the holder’s subsequent termination within a specified period following a change in control and any performance-based vesting conditions may be converted into service-based vesting conditions that will vest upon the completion of a service period coterminous with the portion of the performance period remaining at the time of the change in control. Individual award agreements may provide for additional accelerated vesting and payment provisions as determined by the plan administrator.

No award under the 2016 Plan affects the right of the company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

Foreign Participants, Clawback Provisions, Transferability, and Participant Payments

The plan administrator has authority to adopt and implement from time to time such addenda or subplans to the 2016 Plan as it deems necessary in order to bring the 2016 Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which grants or awards are to be made under the Plan or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the grants or awards are made. All awards will be subject to the provisions of any clawback, recoupment or similar policy implemented by our company to the extent set forth in such policy and/or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the 2016 Plan are generally non-transferable prior to vesting, and are exercisable only by the participant.

With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the 2016 Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a market sell order or such other consideration as it deems suitable.

Plan Expiration, Amendment and Termination

The board of directors may amend or terminate the 2016 Plan at any time; however, stockholder approval will be required for any amendment that increases the number of shares available under the 2016 Plan or to the extent such approval is required under applicable law, regulation or stock exchange listing rule. No amendment of the 2016 Plan may adversely affect the rights and obligations of outstanding awards without the award holder’s consent. The 2016 Plan will expire on the first to occur of (i) May 2, 2026, (ii) the date on which all shares available for issuance under the 2016 Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding awards in connection with a change in control. Should the 2016 Plan terminate on May 2, 2026, then all awards outstanding at that time will continue to have force and effect in accordance with the provisions of the documents evidencing the awards.

2018 Inducement Plan

On October 11, 2018, our board of directors adopted and approved our 2018 Inducement Plan to reserve 1,000,000 shares of our common stock to be used exclusively for grants of awards to individuals that were not previously employees or directors of our company, or to former employees after a bona fide period of non-employment with us, as a material inducement to the individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the listing rules of the Nasdaq Capital Market. The Inducement Plan was recommend for approval by our compensation committee, and subsequently approved and adopted by our board of directors without stockholder approval pursuant to Rule 5635(c)(4). The terms and conditions of the 2018 Inducement Plan are substantially similar to the 2016 Plan.

COMPENSATION COMMITTEE REPORT

The information contained in the following report of Valeritas’ compensation committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Valeritas specifically incorporates it by reference.

The compensation committee has reviewed and discussed the section captioned “Executive Compensation,” included in this proxy statement, with management and, based on such review and discussion, the compensation committee has recommended to our board of directors that this “Executive Compensation” section be included in this proxy statement.

Submitted by the compensation committee of the board of directors:

Peter Devlin (Chair)
Rodney Altman, M.D.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the applicable table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

The following table sets forth information with respect to the beneficial ownership of our common stock as of the Record Date, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock (our only classes of voting securities), (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o Valeritas Holdings, Inc., 750 Route 202 South, Suite 600, Bridgewater, NJ 08807.

Name and address of beneficial owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% and Greater Stockholders
CR Group L.P.(2)	52,685,968	38.9%
1000 Main St. Suite 2500 Houston, TX 77002
Armistice Capital, LLC(3)	19,900,000	19.3%
510 Madison Avenue 7th Floor
New York, NY 10022
UBS Group AG (4)	15,476,860	15.2%
Bahnhofstrasse 45, Zurich, Switzerland V8 CH-8001
Alyeska Investment Group L.P (5)	10,744,109	9.9%
77 West Wacker Drive 7th Floor Chicago, IL 60601
Named Executive Officers and Directors
John E. Timberlake(6)	328,968	*
Matt Nguyen(7)	123,003	*
Erick Lucera(8)	60,563	*
Geoffrey Jenkins(9)	277,809	*
Joseph Saldanha	20,000	*
Luke Düster	*	*
1000 Main St. Suite 2500 Houston, TX 77002
Rodney Altman, M.D.(10)	19,175	*
Peter Devlin(11)	62,175	*
Brian Roberts(12)	19,975	*
Joe Mandato, D.M.(13)	169,175	*
Katherine Crothall, Ph.D.(14)	19,175	*
All of our directors and executive officers as a group (11 Persons)	1,050,018	*

*	Less than 1%

(1)
Percentage ownership is based on 102,893,375 shares of common stock outstanding as of the Record Date, together with securities exercisable or convertible into shares of common stock within 60 days after the Record Date, for each shareholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. This table is based upon information supplied by officers, directors and stockholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D filed with the SEC.

(2)
Includes (a) 4,801,291 shares of common stock, 273,648 shares of Series A Convertible Preferred Stock (“Preferred Stock”), 4,224,605 shares of common stock underlying Series A warrants and 4,224,605 shares of common stock underlying Series B warrants held by Capital Royalty Partners II L.P. (“Capital Royalty Partners II”), (b) 1,475,770 shares of common stock, 96,705 shares of Preferred Stock, 1,264,997 shares of common stock underlying Series A warrants and 1,264,997 shares of common stock underlying Series B warrants held by Capital Royalty Partners II (Cayman) L.P. (“Capital Royalty Partners Cayman”), (c) 8,072,123 shares of common stock, 306,397 shares of Preferred Stock, 7,427,065 shares of common stock underlying Series A warrants and 7,427,065 shares of common stock underlying Series B warrants held by Capital Royalty Partners II Parallel Fund “A” L.P. (“Capital Royalty Partners A”), (d) 4,770,394 shares of common stock, 1,323,001 shares of Preferred Stock, 2,083,333 shares of common stock underlying Series A warrants and 2,083,333 shares of common stock underlying Series B warrants held by Capital Royalty Partners II Parallel Fund “B” (Cayman) L.P. (“Capital Royalty Partners B”), and (e) 1,066,390 shares of common stock and 500,250 shares of Preferred Stock held by Parallel Investment Opportunities Partners II, L.P. (“Parallel Partners”). Capital Royalty Partners II, Capital Royalty Partners Cayman, Capital Royalty Partners A, Capital Royalty Partners B, and Parallel Partners are indirectly wholly owned by CR Group L.P. (“Capital Royalty”). As the sole and managing member of Capital Royalty, Charles Tate may be deemed to beneficially own such shares of common stock held by Capital Royalty Partners II, Capital Royalty Partners Cayman, Capital Royalty Partners A, Capital Royalty Partners B, and Parallel Partners.

(3)
Consists of 19,900,000 shares of common stock held by Armistice Capital Master Fund Ltd. Steven Boyd is the managing member of Armistice Capital, LLC and disclaims beneficial ownership of the shares of common stock, except to the extent of his pecuniary interest therein.

(4)	Consists of 15,476,860 shares of common stock held by UBS Group AG directly and on behalf of certain subsidiaries.

(5)
Includes (a) 6,088,485 shares of common stock and (b) 4,655,264 warrants to purchase shares of common stock. Alyeska Investment Group, L.P. is a registered investment advisor under Section 203 of the Investment Advisers Act of 1940, as amended, Alyeska Fund GP, LLC serves as the General Partner and control person of Alyeska Master Fund, L.P., and Alyeska Fund 2 GP, LLC serves as the General Partner and control person of Alyeska Master Fund 2, L.P. Anand Parekh is the Chief Executive Officer and control person of Alyeska Investment Group, L.P., and as such, may be deemed to beneficially own such shares of common stock and warrants to purchase shares of common stock held by Alyeska Investment Group, L.P. Excludes an aggregate of 9,244,736 shares of common stock underlying Series A warrants and Series B warrants, because the Series A warrants and Series B warrants contain a blocker provision under which the holder can only exercise the warrants to the extent that the holder and its affiliates would beneficially own a maximum of 4.99% of our common stock (subject to the election by the holder, prior to the date of issuance of the warrants, to adjust the blocker to 9.99%).

(6)	Consists of 119,218 shares of common stock and 209,750 shares of common stock underlying options that are vested and exercisable within 60 days of the Record Date.

(7)	Consists of 44,266 shares of common stock and 78,737 shares of common stock underlying options that are vested and exercisable within 60 days of the Record Date.

(8)	Consists of 4,500 shares of common stock and 56,063 shares of common stock underlying options that are vested and exercisable within 60 days of the Record Date.

(9)	Consists of 60,904 shares of common stock and 166,905 shares of common stock underlying options that are vested and exercisable within 60 days of the Record Date.

(10)	Represents 19,175 shares of common stock underlying options that are vested and exercisable within 60 days of the Record Date.

(11)	Consists of 43,000 shares of common stock and 19,175 shares of common stock underlying options that are vested and exercisable with 60 days of the Record Date.

(12)	Consists of 800 shares of common stock and 19,175 shares of common stock underlying options that are vested and exercisable within 60 days of the Record Date.

(13)	Consists of 150,000 shares of common stock and 19,175 shares of common stock underlying options that are vested and exercisable within 60 days of the Record Date.

(14)	Represents 19,175 shares of common stock underlying options that are vested and exercisable within 60 days of the Record Date.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information about our equity compensation plans as of December 31, 2018.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,361,199	$11.96	647,003
Equity compensation plans not approved by security holders	-	-	-
Total	1,361,199	$11.96	647,003

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

SEC rules require us to disclose any transaction since January 1, 2018 or currently proposed transaction in which we are a participant in which the amount involved exceeded or will exceed $120,000 and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our common stock, or an immediate family member of any of those persons.

The following is a description of transactions since January 1, 2018, in which we were a party and the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors, or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.

Capital Royalty Group Term Loan

On May 23, 2013, we entered into the Term Loan of $50.0 million with Capital Royalty Group (“CRG”), structured as a senior secured loan with a six-year term (the “Term Loan” or the “Senior Secured Debt”). The Term Loan is secured by substantially all of our assets, including our material intellectual property. We later entered into a series of forbearance agreements to modify the Term Loan. The terms of the most recently executed amendment of the Term Loan agreement, dated February 9, 2017, bears interest at 11% per annum and allows the interest-only period of the Term Loan to extend to March 31, 2022, requires quarterly cash interest payments beginning June 30, 2019, extends the deadline for full payment under the Term Loan agreement to March 31, 2022 and brings our minimum covenant cash and cash equivalent requirements to $2.0 million. On March 28, 2017, $25.0 million of the Term Loan was converted to preferred shares upon completion of the public offering at a conversion rate of $10 per share. CRG received 2,500,000 preferred shares. As of December 31, 2018, we were in compliance with the financial covenant in the restructured Term Loan agreement, as we held cash and cash equivalents of $47.8 million, which includes $0.5 million of restricted cash. We may, at our discretion, repay the revised loan in whole or in part without any penalty or prepayment fees.

Debt Conversion

On February 14, 2017, we entered into an agreement with Capital Royalty and WCAS Capital Partners IV, L.P., or WCAS, whereby, upon completion of an underwritten public offering with gross proceeds of at least $40.0 million prior to December 31, 2017, approximately $27.5 million of the outstanding principal amount of our debt, including the Term Loan, would convert into shares of our to-be-designated Series A Convertible Preferred Stock, at a price set forth in the executed definitive documents. On March 22, 2017, the debt was converted into an aggregate of 2,750,000 shares of our Series A Convertible Preferred Stock.

WCAS Capital Partners Note Payable

In 2011, we issued a $5.0 million senior subordinated note, or the WCAS Note (the "Other Note Payable") to WCAS Capital Partners IV, L.P., or WCAS. We later entered into a series of forbearance agreements to modify the WCAS note. The terms of the most recently executed amendment of the WCAS note, dated May 23, 2013, bears interest at 12% per annum, and all interest accrues as compounded PIK interest and is added to the aggregate principal amount of the loan semi-annually. On March 28, 2017, $2.5 million of the WCAS Note was converted to preferred shares upon completion of the public offering at a conversion rate of $10 per share. WCAS received 250,000 preferred shares, respectively. Concurrent with the debt restructure due to the public offering, the remaining principal balance of $2.5 million of the WCAS note was amended to decrease the interest rate to 10% per annum, payable entirely as PIK interest. The outstanding principal amount of the note, including accrued PIK interest, is due in full in September 2021. No interest payments are required during the term of the loan. We may pay off the WCAS Note at any time without penalty.

March 2017 Public Offering

Certain of our shareholders, including entities affiliated with CRG, purchased an aggregate of 4,000,000 shares of our common stock in our March 2017 public offering at the public offering price of $10.00 per share.

November 2018 Public Offering

Certain of our shareholders, including entities affiliated with CRG, participated in our November 2018 public offering, in which they purchased shares of our common stock and warrants to purchase shares of our common stock from the underwriters in the public offering, but such shareholder participation was voluntary and not pursuant to any formal or informal arrangement with our company.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors. These agreements, among other things, require us to indemnify each director (and in certain cases their related venture capital funds) to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons, we have identified two reports that were filed late during the year ended December 31, 2018, both due to administrative error: (i) a Form 4 filed on behalf of Mr. Mandato on November 28, 2018, and (ii) a Form 4 filed on behalf of Mr. Timberlake on November 26, 2018.

AUDIT COMMITTEE REPORT

The information contained in the following report of Valeritas’ audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Valeritas specifically incorporates it by reference.

Role of the Audit Committee

The audit committee operates under a written charter adopted by our board of directors. The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in Valeritas’ audit committee charter, published on the corporate governance section of Valeritas’ website at www.valeritas.com.

The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Year Ended December 31, 2018

The audit committee has reviewed and discussed with Valeritas’ management and Friedman LLP the audited consolidated financial statements of Valeritas Holdings, Inc. for the year ended December 31, 2018. The audit committee has also discussed with Friedman LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and audit committee.

The audit committee has received and reviewed the written disclosures and the letter from Friedman LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Friedman LLP its independence from us.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in Valeritas’ annual report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

Submitted by the audit committee of the board of directors:

Brian K. Roberts (Chair)
Rodney Altman, M.D.
Peter Devlin

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Valeritas may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card, if you have requested one, in the envelope provided.

THE BOARD OF DIRECTORS

Bridgewater, NJ
April 9, 2019

Appendix A

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED,
OF
VALERITAS HOLDINGS, INC.

Valeritas Holdings, Inc., a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify as follows:

FIRST: The Amended and Restated Certificate of Incorporation of the Company, as amended, is hereby amended by deleting Article FOURTH thereof in its entirety and inserting the following in lieu thereof:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is Three Hundred Fifty Million (350,000,000), consisting of (a) Three Hundred Million (300,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”), and (b) Fifty Million (50,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), the shares of Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified into a different number of shares of Common Stock (the “New Common Stock”) such that each two to twenty shares of Old Common Stock shall, at the Effective Time, be automatically reclassified into one share of New Common Stock, the exact ratio within the foregoing range to be determined by the Board of Directors of the Corporation prior to the Effective Time and publicly announced by the Corporation. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of whole shares of New Common Stock into which such Old Common Stock shall have been reclassified pursuant to the immediately preceding sentence. No fractional shares of Common Stock shall be issued as a result of such reclassification. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair value of the Common Stock as determined in good faith by the Board of Directors of the Corporation.

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.”

SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment on this [ ] day of [ ], 2019.

VALERITAS HOLDINGS, INC.

By:
Name:
Title:

Appendix B

VALERITAS HOLDINGS, INC.

AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

I. PURPOSE OF THE PLAN

This Amended and Restated Employee Stock Purchase Plan is intended to promote the interests of Valeritas Holdings, Inc., a Delaware corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Company through participation in an employee stock purchase plan designed to qualify under Section 423 of the Code for one or more specified offerings made under such plan.

II. ADMINISTRATION OF THE PLAN

A. The Plan Administrator shall have full authority to interpret and construe any provision of the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Plan Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Plan Administrator deems necessary or desirable. All actions, interpretations, and decisions of the Plan Administrator shall be conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law. Subject to Section 16 of the 1934 Act or other applicable law, the Plan Administrator may delegate its duties and powers under the Plan to such individuals as it designates in its sole discretion.

B. Decisions of the Plan Administrator shall be final and binding on all parties claiming or having an interest in the Plan.

III. STOCK SUBJECT TO PLAN

A. Subject to Section III.C, the number of shares of Common Stock reserved for issuance under the Plan shall initially be limited to 1,600,000 shares. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including treasury shares and shares purchased on the open market.

B. Unless determined otherwise by the Board, the number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day in January each calendar year during the term of the Plan, beginning with the 2020 calendar year, by an amount equal to one percent (1.0%) of the total number of shares of Common Stock outstanding as measured as of the last trading day in the immediately preceding calendar year, but in no event shall any such annual increase exceed 5,000,000 shares or such lesser number of shares determined by the Board in its discretion.

C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, reincorporation, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section III.B, (iii) the maximum number and class of securities purchasable per Participant during any offering period and on any one Purchase Date during that offering period, and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right. The adjustments shall be made in such manner as the Plan Administrator deems appropriate, and such adjustments shall be final, binding, and conclusive.

IV.  OFFERING PERIODS

A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

B.  Each offering period shall commence at such time and be of such duration not to exceed twenty-seven (27) months, as determined by the Plan Administrator prior to the start of the applicable offering period.

C. The terms and conditions of each offering period may vary, and two or more offerings periods may run concurrently under the Plan, each with its own terms and conditions. In addition, special offering periods may be established with respect to entities that are acquired by the Company (or any subsidiary of the Company) or under such other circumstances as the Plan Administrator deems appropriate. In no event, however, shall the terms and conditions of any offering period contravene the express limitations and restrictions of the Plan, and the Participants in each separate offering period conducted by one or more Participating Companies in the United States shall have equal rights and privileges under that offering in accordance with the requirements of Section 423(b)(5) of the Code and the applicable Treasury Regulations thereunder.

D. Each offering period shall be comprised of one or more Purchase Intervals as determined by the Plan Administrator.

E. An Eligible Employee may participate in only one offering period at a time.

V.  ELIGIBILITY

A. Each individual who is an Eligible Employee on the start date of an offering period under the Plan may enter that offering period only on such start date. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

B. An Eligible Employee must, in order to participate in the Plan for a particular offering period, complete and submit the enrollment and payroll deduction authorization forms prescribed by the Plan Administrator in accordance with enrollment procedures prescribed by the Plan Administrator (which may include accessing the website designated by the Company and electronically enrolling and authorizing payroll deductions) on or before his or her scheduled Entry Date. The Plan Administrator may determine that Participants who enroll in an offering period shall be automatically re-enrolled in the Plan for each subsequent offering period until the Participant withdraws from the Plan pursuant to Section VII.G.

C. Each U.S. company that becomes an Affiliate after the Effective Date shall automatically become a Participating Company effective as of the start date of the first offering date coincident with or next following the date on which it becomes such an affiliate, unless the Plan Administrator determines otherwise prior to the start date of that offering period. Each non-U.S. company that becomes an Affiliate after the Effective Date shall become a Participating Company when authorized by the Plan Administrator to extend the benefits of the Plan to its Eligible Employees.

VI. PAYROLL DEDUCTIONS

A. The payroll deductions that each Participant may authorize for purposes of acquiring shares of Common Stock during an offering period may be in any multiple of one percent (1%) of the Base Salary paid to that Participant during each Purchase Interval within such offering period, up to a maximum of ten percent (10%), unless the Plan Administrator establishes a different maximum percentage prior to the start date of the applicable offering period.

B. The rate of payroll deduction shall continue in effect throughout the offering period, except for changes effected in accordance with the following guidelines:

(i) The Participant may, at any time during the offering period, reduce the rate of his or her payroll deduction to become effective as soon as administratively possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

(ii) The Participant may, at any time during the offering period, increase the rate of his or her payroll deduction (up to the maximum percentage limit for that offering period) to become effective as soon as administratively possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such increase per Purchase Interval.

(iii) The Participant may at any time reduce his or her rate of payroll deduction under the Plan to zero percent (0%). Such reduction shall become effective as soon as administratively possible after filing the appropriate form with the Plan Administrator. The Participant’s existing payroll deductions shall be applied to the purchase of shares of Common Stock on the next scheduled Purchase Date.

C. Payroll deductions shall begin on the first pay day administratively feasible following the Participant’s Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The payroll deductions collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account, unless otherwise required by the terms of that offering period. Unless the Plan Administrator determines otherwise prior to the start of the applicable offering period, the amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for any corporate purpose.

D. Payroll deductions authorized by the Participant shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

E. The Plan Administrator may permit Eligible Employees of one or more Participating Companies to participate in the Plan by making contributions other than through payroll deductions.

F. The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

VII. PURCHASE RIGHTS

A. Grant of Purchase Right.  A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant’s Entry Date into the offering period. Unless the Plan Administrator determines otherwise prior to the start date of the applicable offering period and subject to the limitations of Article VIII below, each purchase right granted for an offering period shall provide the Participant with the right to purchase up to 250,000 shares of Common Stock within that offering period, such limit to be adjusted ratably by the Committee for offering periods greater than or less than 12 months (subject to any adjustments in Section III.C).

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) and/or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Affiliate.

B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant’s authorized payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within the offering period will be established by the Plan Administrator prior to the start of that offering period, but in no event shall such purchase price be less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

D. Number of Purchasable Shares.  The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through his or her authorized payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall be governed by the limitation set forth in Article VII.A, as adjusted pursuant to Section III.C. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant (and the corresponding maximum number of shares purchasable per Participant for that offering period), subject to the accrual limits in Article VIII.

E. Excess Payroll Deductions.  Any authorized payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any authorized payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in the aggregate on the Purchase Date shall be promptly refunded.

F. Suspension of Payroll Deductions. In the event that a Participant is, by reason of the accrual limitations in Article VIII, precluded from purchasing additional shares of Common Stock on one or more Purchase Dates during the offering period in which he or she is enrolled, then no further payroll deductions authorized by the Participant for that offering period shall be collected from such Participant with respect to those Purchase Dates. The suspension of such deductions shall not terminate the Participant’s purchase right for the offering period in which he or she is enrolled, and the Participant’s authorized payroll deductions shall automatically resume on behalf of such Participant once he or she is again able to purchase shares during that offering period in compliance with the accrual limitations of Article VIII.

G. Termination of Purchase Right.  The following provisions shall govern the termination of outstanding purchase rights:

(i) A Participant may withdraw from the offering period in which he or she is enrolled by filing the appropriate form with the Plan Administrator (or its designate) at any time prior to the next scheduled Purchase Date in that offering period, and no further payroll deductions shall be collected from the Participant with respect to the offering period. Any payroll deductions authorized by the Participant and collected during the Purchase Interval in which such withdrawal occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time of such withdrawal, then the payroll deductions authorized by the Participant and collected with respect to the Purchase Interval in which such withdrawal occurs shall be refunded to the Participant as soon as possible.

(ii) The Participant’s withdrawal from the offering period shall be irrevocable, and the Participant may not subsequently rejoin that offering period. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

(iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s authorized payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions authorized by the Participant and collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave. Upon the Participant’s return to active service (x) within three (3) months following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant is provided with reemployment rights by statute or contract, his or her authorized payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence which exceeds in duration the applicable (x) or (y) time period above will be treated as a new employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into the offering period.

H. Change in Control.  Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the authorized payroll deductions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at the purchase price per share in effect for that Purchase Internal pursuant to the Purchase Price provisions of Paragraph C of this Article VII. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

The Company shall use reasonable efforts to provide at least ten (10) days prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

I. Proration of Purchase Rights.  Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the authorized payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

J. ESPP Broker Account.  The Company may require that the shares purchased on behalf of each Participant shall be deposited directly into a brokerage account which the Company shall establish for the Participant at a Company-designated brokerage firm. The account will be known as the ESPP Broker Account. Except as otherwise provided below, the deposited shares may not be transferred (either electronically or in certificate form) from the ESPP Broker Account until the later of the following two periods: (i) the end of the two (2)-year period measured from the Participant’s Entry Date into the offering period in which the shares were purchased and (ii) the end of the one (1)-year period measured from the actual Purchase Date of those shares. Such limitation shall apply both to transfers to different accounts with the same ESPP broker and to transfers to other brokerage firms. Any shares held for the required holding period may thereafter be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms.

The foregoing procedures shall not in any way limit when the Participant may sell his or her shares.  Those procedures are designed solely to assure that any sale of shares prior to the satisfaction of the required holding period is made through the ESPP Broker Account. In addition, the Participant may request a stock certificate or share transfer from his or her ESPP Broker Account prior to the satisfaction of the required holding period should the Participant wish to make a gift of any shares held in that account. However, shares may not be transferred (either electronically or in certificate form) from the ESPP Broker Account for use as collateral for a loan, unless those shares have been held for the required holding period.

The foregoing procedures shall apply to all shares purchased by each Participant in the United States, whether or not that Participant continues in employee status.

K. Assignability.  The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

L. Stockholder Rights.  A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII. ACCRUAL LIMITATIONS

A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under the Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under the Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Company or any Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000.00) worth of stock of the Company or any Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

(i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

(ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000.00) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the authorized payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

D. In the event there is any conflict between the provisions of this Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

IX. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Board approved the Plan on February 12, 2019, subject to stockholder approval at the Company’s 2019 Annual Meeting of Stockholders. The Plan shall become effective (the “Effective Date”) on the date on which the stockholders approve the Plan. Notwithstanding anything to the contrary in the Plan, the Board reserves the right not to implement the Plan, in its discretion.

B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the ten year anniversary of the Effective Date, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

X. AMENDMENT OF THE PLAN

A. The Board may alter or amend the Plan at any time to become effective as of the start date of the next offering period thereafter under the Plan. In addition, the Board may suspend or terminate the Plan at any time to become effective immediately following the close of any subsequent Purchase Interval.

B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Company’s stockholders: (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments pursuant to Section III.C or (ii) modify the eligibility requirements for participation in the Plan.

XI. GENERAL PROVISIONS

A. All costs and expenses incurred in the administration of the Plan shall be paid by the Company; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Company or any Affiliate for any period of specific duration or shall interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

C. The provisions of the Plan shall be governed by the laws of the State of Delaware, without resort to that State’s conflict-of-laws rules.

XII. DEFINITIONS

The following definitions shall be in effect under the Plan:

A. Affiliate shall mean any parent or subsidiary corporation of the Company (as determined in accordance with Code Section 424), whether now existing or subsequently established.

B. Base Salary shall, unless otherwise specified by the Plan Administrator prior to the start of an offering period, mean the regular base salary paid to such Participant by one or more Participating Companies during such individual’s period of participation in one or more offering periods under the Plan. Base Salary shall be calculated before deduction of (i) any income or employment tax or other withholdings or (ii) any contributions made by the Participant to any Code Section 401(k) salary deferral plan or Code Section 125 cafeteria benefit program now or hereafter established by the Company or any Affiliate. Base Salary shall not include any contributions made on the Participant’s behalf by the Company or any Affiliate to any employee benefit or welfare plan now or hereafter established (other than Code Section 401(k) or Code Section 125 contributions deducted from such Base Salary).

C. Board shall mean the Company’s Board of Directors.

D. Change in Control shall mean a change in ownership or control of the Company effected through any of the following transactions:

(i) the closing of a merger, consolidation or other reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

(ii) the closing of a stockholder-approved sale, transfer or other disposition (including in whole or in part through one or more licensing arrangements) of all or substantially all of the Company’s assets; or

(iii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

Unless otherwise determined by the Board, in no event shall (i) a Change in Control be deemed to have occurred for purposes of the Plan as a result of a majority of the Board being designated by Capital Royalty Partners II, L.P. and/or its affiliates or Capital Royalty Partners II, L.P. and/or its affiliates acquiring, directly or indirectly, beneficial ownership of securities (or interests convertible into or exercisable for securities) of the Company as a result of one or more equity financing transactions, and (ii) a change in the Stock Exchange in which the Common Stock is listed be deemed to constitute a Change in Control.

E. Code shall mean the Internal Revenue Code of 1986, as amended.

F. Common Stock shall mean the Company’s common stock.

G. Company shall mean Valeritas Holdings, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Valeritas Holdings, Inc. that shall assume the Plan.

H. Effective Date shall have the meaning set forth in Section IX.

I. Eligible Employee shall mean any person who is employed by a Participating Company, provided that the following employees shall not be eligible to participate in the Plan for any relevant offering period, unless otherwise determined by the Plan Administrator: (i) employees whose customary employment is twenty (20) hours or less per week; (ii) employees whose customary employment is for not more than five (5) months in any calendar year; and (iii) employees who are citizens or residents of a foreign jurisdiction that prohibit or make impractical the participation of such employees in the Plan. Notwithstanding the foregoing, the Plan Administrator may, prior to the start of the applicable offering period, waive one or all of the restrictions set forth in subsections (i)-(iii) above.

J. Entry Date shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan.

K. Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock at the close of regular trading hours (i.e., before after-hours trading begins) on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

L. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

M. Participant shall mean any Eligible Employee of a Participating Company who is actively participating in the Plan.

N. Participating Company shall mean the Company and such Affiliate or Affiliates as may be authorized, in accordance with Section V.C of the Plan, to extend the benefits of the Plan to their Eligible Employees.

O. Plan shall mean the Valeritas Holdings, Inc. Amended and Restated Employee Stock Purchase Plan, as set forth in this document.

P. Plan Administrator shall mean the Compensation Committee of the Board, or a committee of two (2) or more Board members appointed by the Board to administer the Plan.

Q. Purchase Date shall mean the last business day of each Purchase Interval.

R. Purchase Interval shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant; provided, however, that the Plan Administrator may, prior to the start of the applicable offering period, designate a different duration for the Purchase Intervals within that offering period.

S. Stock Exchange shall mean the Nasdaq Capital, Global or Global Select Market, the NYSE MKT, or the New York Stock Exchange.

VOTE BY INTERNET - www.proxyvote.com VALERITAS HOLDINGS, INC. 750 ROUTE 202 SOUTH, SUITE 600 BRIDGEWATER, NJ 08807 Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 15, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS  If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 15, 2019. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E74242-P22251  VALERITAS HOLDINGS, INC. The Board of Directors recommends you vote FOR proposals 1 through 5. For  Against Abstain 1. The approval, of an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of at least 1-for-2 and up to 1-for-20, with the exact ratio within the foregoing range to be determined by our Board of Directors. ! ! ! Against Abstain For ! ! ! ! ! ! 2. To approve, pursuant to Nasdaq Listing Rules 5635(b) and 5635(d), of the potential issuance of additional shares of common stock to Aspire Capital. 5. To ratify the appointment of Friedman LLP as Valeritas Holdings, Inc.'s independent registered public accounting firm for the year ending December 31, 2019. ! ! ! 3. To approve the Amended and Restated Valeritas Holdings, Inc. Employee Stock Purchase Plan. Note: To transact such other business as may properly come before the 2019 Annual Meeting of Stockholders and any adjournments or postponements thereof. 4. To elect two directors named in the proxy statement accompanying this notice to serve as Class III directors until the annual meeting held in 2022 and until their successors are duly elected and qualified. Nominees: ! ! !  4a. Luke Düster ! ! ! 4b. John E. Timberlake ! For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and 10-K Wrap are available at www.proxyvote.com E74243-P2225 VALERITAS HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS – MAY 16, 2019 AT 9:00 AM EASTERN TIME THE UNDERSIGNED HEREBY APPOINTS JOHN TIMBERLAKE AND ERICK LUCERA, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF COMMON STOCK OF VALERITAS HOLDINGS, INC. HELD OF RECORD BY THE UNDERSIGNED ON APRIL 8, 2019, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2019 AT 9:00 AM ET AT THE LAW OFFICES OF DLA PIPER LLP (US) AT51 JOHN F. KENNEDY PARKWAY, SUITE 120, SHORT HILLS, NJ 07078, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side